                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Filed by the Registrant  [X]

        Filed by a Party other than the Registrant  [ ]

        Check the appropriate box:

        [X]  Preliminary Proxy Statement      [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
        [ ]  Definitive Proxy Statement
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Under Rule 14a-12

                               I-FLOW CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]  No fee required.
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

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        (2)    Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)    Proposed maximum aggregate value of transaction:

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        (5)    Total fee paid:

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        [ ]    Fee paid previously with preliminary materials:

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        [ ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount previously paid:

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        (2)    Form, Schedule or Registration Statement no.:

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        (3)    Filing Party:

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        (4)    Date Filed:

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

[LOGO]

                               I-FLOW CORPORATION
                               20202 WINDROW DRIVE
                          LAKE FOREST, CALIFORNIA 92630


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2001

Dear I-Flow Corporation Shareholder:

        On Thursday, May 17, 2001, I-Flow Corporation will hold its Annual Meeting of Shareholders at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California, 92614. The meeting will begin at 9:30 a.m. local time.

        Only shareholders of record at the close of business on March 31, 2001 can vote at this meeting or any adjournments that may take place. At the meeting, the shareholders will consider the following actions:

          1. To elect seven directors to serve for the following year and until their successors are elected and qualified.

          2. To approve the change of the state of incorporation of the Company from California to Delaware.

          3. To approve the adoption of the I-Flow Corporation 2001 Equity Incentive Plan and the reservation of 750,000 shares of I-Flow Corporation Common Stock for issuance under the 2001 Equity Incentive Plan.

          4. To attend to any other business properly presented at the meeting and any adjournments or postponements of the meeting.

        The foregoing items of business are more fully described in the proxy statement that is attached and a part of this notice.

        The Board of Directors unanimously recommends that you vote for all of the proposals.


                                            By order of the Board of Directors,


                                            Donald M. Earhart
                                            Chairman of the Board

Lake Forest, California
--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (postage prepaid if mailed in the United States) is enclosed for that purpose. If you attend the meeting, you may revoke your proxy at any time before it is voted and vote in person if you wish, even if you have previously returned your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

--------------------------------------------------------------------------------

                               I-FLOW CORPORATION
                               20202 WINDROW DRIVE
                          LAKE FOREST, CALIFORNIA 92630

                               ------------------

                                 PROXY STATEMENT

        Your proxy is solicited by the Board of Directors of I-Flow Corporation (the "Company") for use at the Annual Meeting of Shareholders at 9:30 a.m. on Thursday, May 17, 2001, or at any adjournment or postponement thereof, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying form of proxy will be first mailed to shareholders on or about April 6, 2001. The Company's principal address is 20202 Windrow Drive, Lake Forest, California 92630. The Annual Meeting will be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614.

        The Company will bear the cost of solicitation of proxies. Proxies may be solicited in person or by telephone, facsimile, telegraph or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will request brokers or other persons holding stock in their names or in the names of their nominees to forward proxies and proxy material to the beneficial owners of such stock and will reimburse them for expenses incurred in so doing. In addition, the Company will use the services of Morrow & Co. to solicit proxies on behalf of the Company. The Company will pay Morrow & Co. approximately $10,000 for its services. This amount may be more depending on how many shareholders are solicited.

                                     VOTING

        Only shareholders of record at the close of business on March 31, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had 15,060,704 shares of common stock (the "Common Stock") outstanding. Shares of Common Stock each have one vote per share, except that shareholders may have cumulative voting rights with respect to the election of directors. A majority of the Common Stock outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

        In voting for directors, each shareholder has the right to cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his or her shares are entitled, or to distribute his or her total votes on the same principle among as many candidates as he or she desires. The seven candidates receiving the highest number of votes will be elected. In order for one or all shareholders to be entitled to cumulate votes, one shareholder must give notice prior to the voting of his or her intention to cumulate his or her votes. In the event that any person other than the nominees named herein should be nominated for election as a director, the proxy holders may, in the exercise of their best judgment, vote the proxies they receive cumulatively to elect as directors as many of the nominees named herein as the votes represented by the proxies held by them are entitled to elect.

        The proposal to change the Company's state of incorporation requires the approval of the affirmative vote of the holders of a majority of the Common Stock. With regard to the adoption of the new equity incentive plan, abstentions and broker non-votes will not be counted either for or against the proposal, but will be counted for purposes of determining a quorum. For the 2001 Equity Incentive Plan to be approved: (i) the number of shares voting in favor of the equity incentive plan must be greater than the total number of shares voting against the matter and (ii) the number of shares voting in favor of the equity incentive plan must constitute at least a majority of the required quorum for the meeting.

        Each proxy will be voted FOR the election of the seven director nominees named herein, FOR the change in the state of incorporation and FOR the approval of the 2001 Equity Incentive Plan and the reservation of 750,000 shares of the Company's Common Stock for issuance under the 2001 Equity Incentive Plan, unless the shareholder otherwise directs in the shareholder's proxy. Where the shareholder has appropriately directed how the proxy is to be voted, it will be voted according to the shareholder's direction. Any shareholder has the power to revoke the shareholder's proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the shareholder that executed it is present at the Annual Meeting and chooses to vote the shares represented thereby in person.

                           PRINCIPAL SHAREHOLDERS AND
                          STOCK OWNERSHIP OF MANAGEMENT

        The table below sets forth information regarding the beneficial ownership of the outstanding Common Stock as of March 1, 2001 of: (i) each of the Company's directors and nominees and each of the executive officers named in the summary compensation table found elsewhere in this Proxy Statement, (ii) each person known by the Company to be the beneficial owner of more than five percent of I-Flow Corporation outstanding Common Stock or Preferred Stock, and
(iii) all of the Company's directors and executive officers as a group. Unless otherwise indicated, and except for voting and investment powers held jointly with a person's spouse, the Company believes that the beneficial owner has sole voting and investment power over such shares. As of March 1, 2001 there were 15,060,704 shares of Common Stock outstanding.



                                 NUMBER OF SHARES OF          PERCENTAGE OF SHARES
              NAME OF                COMMON STOCK               OF COMMON STOCK
        BENEFICIAL OWNER(1)       BENEFICIALLY OWNED           BENEFICIALLY OWNED
        -------------------       ------------------           ------------------
Donald M. Earhart                     1,514,079(2)                     9.19%

John H. Abeles, M.D.                    395,419(3)                     2.62%

James J. Dal Porto                      243,174(4)                     1.60%

Jack H. Halperin                         53,050(5)                       *

Joel S. Kanter                          130,650(6)                       *

Erik H. Loudon                           21,500(7)                       *

James R. Talevich                        24,500(8)                       *

Henry Tsutomu Tai,  Ph.D., M.D.         502,967(9)                     3.33%

All Directors and Executive
  Officers as a group (8 Persons)    2,885,339(10)                    17.18%

-----------
*      Less than 1%

        (1) Unless otherwise indicated, the address of each person in this table is c/o I-Flow Corporation, 20202 Windrow Drive, Lake Forest, California 92630.

        (2) Includes (i) 81,300 shares of Common Stock held of record by Mr. Earhart, (ii) 19,191 shares of Common Stock held of record by Mr. Earhart's immediate family, and (iii) 1,413,588 shares of Common Stock issuable upon the exercise of stock options held by Mr. Earhart which are exercisable within 60 days. Does not include 406,470 shares issuable upon exercise of stock options granted to Mr. Earhart, but not exercisable within 60 days.

        (3) Includes (i) 361,519 shares of Common Stock held of record by Northlea Partners Ltd., a limited partnership, of which Dr. Abeles is the general partner (as to which Dr. Abeles disclaims beneficial ownership except to the extent of his pecuniary interest), and (ii) 33,900 shares of Common Stock issuable upon exercise of stock options held by Northlea Partners, Ltd. which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of options granted to Northlea Partners, Ltd., but not exercisable within 60 days.

        (4) Includes (i) 95,150 shares of Common Stock held of record by Mr. Dal Porto, and (ii) 148,024 shares of Common Stock issuable upon exercise of stock options held by Mr. Dal Porto which are exercisable within 60 days. Does not include 281,410 shares issuable upon exercise of stock options granted to Mr. Dal Porto, but not exercisable within 60 days.

        (5) Includes (i) 13,450 shares of Common Stock held of record by Mr. Halperin, and (ii) 39,600 shares of Common Stock issuable upon exercise of stock options held by Mr. Halperin which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Halperin, but not exercisable within 60 days.

        (6) Includes (i) 90,000 shares of Common Stock held of record by Windy City, Inc., a corporation having Mr. Kanter as its President, (ii) 1,050 shares of Common Stock held of record by Mr. Kanter's immediate family, and (iii) 39,600 shares of Common Stock issuable upon exercise of options held by Windy City, Inc. which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Windy City, Inc., but not exercisable within 60 days. Mr. Kanter does not own any of the voting securities of Windy City, Inc.

        (7) Includes (i) 4,000 shares of Common Stock held of record by Mr. Loudon, and (ii) 17,500 shares of Common Stock issuable upon exercise of stock options held by Mr. Loudon, which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Loudon, but not exercisable within 60 days.

        (8) Includes 24,500 shares of Common Stock held of record by Mr. Talevich. Does not include 144,532 shares issuable upon exercise of stock options granted to Mr. Talevich, but not exercisable within 60 days.

        (9) Includes (i) 459,067 shares of Common Stock held of record by Dr. Tai, and (ii) 43,900 shares of Common Stock issuable upon exercise of stock options held by Dr. Tai which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Dr. Tai, but not exercisable within 60 days. The shares and options listed include shares held by: (i) Henry Tsutomu Tai, M.D., Pension Plan, of which Dr. Tai is the beneficiary; (ii) Dr. Tai's wholly owned corporation, Henry Tsutomu Tai, M.D., Inc., and (iii) Dr. Tai individually. Dr. Tai has sole voting and dispositive power with respect to all shares.

        (10) Includes (i) 90,000 shares of Common Stock held of record by Windy City, Inc., a corporation having Mr. Kanter as its President, which are also included above in the beneficial ownership of Mr. Kanter, and (ii) 361,519 shares of Common Stock held by Northlea Partners Ltd., which are also included above in the beneficial ownership of Dr. Abeles. Does not include 869,912 shares of Common Stock issuable upon exercise of stock options held by certain officers and directors, which are not exercisable within 60 days.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

        The directors to be elected at the Annual Meeting are to serve a term expiring at the Annual Meeting in 2002 and until their successors have been elected and qualified. The number of authorized members of the Company's Board of Directors is currently seven. Unless the vote is withheld by the shareholder, proxies will be voted FOR the election of the nominees listed below. If any nominee should become unavailable for election, the proxies will be voted for the election of a substitute nominee selected by the Board of Directors. It is not expected, however, that any nominee will be unavailable for election. Nominees receiving the greatest number of votes at the Annual Meeting up to the number of authorized directors will be elected.

        The following persons will be nominated at the Annual Meeting to serve as a director of the Company:

                                                                                  DIRECTOR
          NAME                   PRINCIPAL OCCUPATION OR EMPLOYMENT        AGE     SINCE
          ----                   ----------------------------------        ---    --------

John H. Abeles, M.D.       President of MedVest, Inc., a consulting and     56      1985
                           venture capital firm in the medical products
                           industry since before 1990; currently serves
                           on the Boards of Directors of Ampersand
                           Medical, a publicly held medical products
                           company, Dusa Pharmaceuticals, Inc., a
                           public biopharmaceutical company, Encore
                           Medical Inc., a public orthopedic products
                           manufacturer, PharmaPrint Corp., a publicly
                           held dietary supplements business, and Oryx
                           Technology, Inc., a public technology
                           management company.

Henry Tsutomu Tai,         Founder of the Company; practicing consultant    57      1990
Ph.D., M.D.                in hematology and oncology since before 1990,
                           he holds a Bachelor of Arts degree in
                           Molecular Biology from Harvard University, a
                           Ph.D. in Molecular Biology and an M.D. from
                           the University of Southern California;
                           currently Secretary of the Company.  Dr. Tai
                           was Chairman of the Board from 1985 to 1988.


Donald M. Earhart          Chairman of the Board (since March 1991),        56      1990
                           Chief Executive Officer (since July 1990),
                           and President of the Company (since June
                           1990); President of Optical Division of
                           Allergan, Inc. from 1986 to 1990.


Jack H. Halperin, Esq.     Corporate and securities attorney who has        54      1991
                           been in private practice since 1988; member
                           of Bresler and Bab, a New York law firm from
                           1987 to 1988; member of Solinger, Grosz &
                           Goldwasser, P.C. from 1981 to 1987; currently
                           serves on the Boards of Directors of AccuMed
                           International, Inc. and Memry Corporation.


Joel S. Kanter             President of Windy City, Inc., an investment     44      1991
                           management firm since before 1992; former
                           Managing Director of Investor's Washington
                           Service, a privately held Washington D.C.
                           based service that provides information for
                           corporations and institutional money
                           managers; currently serves on the Boards of
                           Directors of Encore Medical Group, Inc., a
                           public manufacturer of orthopedic implants,
                           Magna-Labs, Inc., a public medical products
                           company, Mariner Post-Acute Network, Inc., a
                           public company in the long term care industry
                           and THCG, Inc., a public investment bank.


Erik H. Loudon             Joint-Managing Director of Columbus Asset        62      1991
                           Management Limited in London, a privately
                           held U.K. based investment company; Director
                           since 1978 of EHL Investment Services
                           Limited, a private company, in the British
                           Virgin Islands providing investment
                           management services for private clients;
                           currently serves on the Boards of Directors
                           of the following public investment funds:
                           Blue Chip Selection Luxembourg; Emerge
                           Capital Luxembourg and Leaf Asset Management
                           Luxembourg; Director of Sarasin Investment
                           Management, Ltd., a London subsidiary of
                           Sarasin Bank, a private bank based in
                           Switzerland, from 1985 to 1989.


James J. Dal Porto         Joined the Company in October 1989 as            48      1996
                           Controller.  Promoted to Treasurer in October
                           1990, to Vice President of Finance and
                           Administration in March 1991, to Executive
                           Vice President, Chief Financial Officer in
                           March 1993 and to Chief Operating Officer in
                           February 1994.

        BOARD COMMITTEES & MEETINGS

        The Board of Directors held a total of five meetings during the year ended December 31, 2000.

        The Board of Directors has an Audit Committee with Joel Kanter, Jack Halperin and John Abeles as its members. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is attached to this Proxy Statement as Appendix A. All of the members of the Audit Committee are independent as determined by the rules of the National Association of Securities Dealers, Inc. The Audit Committee reviews with management and the Company's independent public accountants such matters as the Company's internal accounting controls and procedures, the plan and results of the audit engagement and suggestions of the accountants for improvements in accounting procedures. It considers the type and scope of services, both of an audit and a non-audit character, to be performed by the independent public accountants and reviews the respective costs related to the performance of such services. During each Audit Committee meeting, members of the Audit Committee and representatives of the accountants have an opportunity for discussions outside the presence of management, if desired. There were two Audit Committee meetings during the year ended December 31, 2000. See "Report of the Audit Committee."

        The Board of Directors has a Compensation Committee with Henry Tai and Eric Loudon as its members. The purpose of the Compensation Committee is to set policy concerning Board compensation, to administer and grant options under the Stock Option Plans and to review compensation issues concerning officers and key employees of the Company. There were two Compensation Committee meetings during the year ended December 31, 2000. See "Report of the Compensation Committee."

        The Company does not have a nominating committee.

        All incumbent directors in 2000 attended at least 75% of the meetings of the Board of Directors and all committees on which they served.

        REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors (the "Audit Committee") has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence. In addition, the Audit Committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditor's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

                           AUDIT COMMITTEE

                                                     Joel S. Kanter
                                                     Jack H. Halperin
                                                     John H. Abeles, M.D.

        AUDIT FEES

        The independent auditor of the Company during the year ended December 31, 2000 was Deloitte & Touche LLP. The aggregate fees billed by Deloitte & Touche LLP in connection with the audit of the Company's annual financial statements for the most recent fiscal year and for the review of the Company's financial information included in its quarterly reports on Form 10-Q during the year 2000 was $137,877.

        ALL OTHER FEES

        The aggregate fees billed for all other services rendered to the Company by Deloitte & Touche LLP during the year 2000 was $42,086. These non-audit fees relate to tax services performed for the Company.

        BOARD COMPENSATION

        Outside members of the Board of Directors are compensated by the Company for meetings (excluding committee meetings) attended and all outside members of the Board of Directors are reimbursed for their travel expenses. In addition, as of April 1, 2000, each outside member of the Board of Directors is paid a quarterly retainer of $1,500. In calendar year 2000, Messrs. Abeles, Halperin, Kanter, Loudon and Tai were considered to be outside members of the Board of Directors. The cash compensation for all of the outside directors in calendar year 2000 was comprised of $500 per meeting for telephonic attendance and $1,000 per meeting for in-person meeting attendance, plus the quarterly retainer described above. In addition, outside directors receive stock options pursuant to the Non-Employee Director Stock Option Plan as described below. The total amount of outside director's fees paid by the Company in calendar year 2000 was $46,500.

        The Company has a Non-Employee Director Stock Option Plan (the "Plan"), which was approved by the shareholders at the Annual Meeting of Shareholders on May 4, 1992 (and amended at the Annual Meeting of Shareholders on May 11, 1995). Under the terms of the Plan (as amended), effective on the first business day of each calendar year, each outside director then serving is automatically granted options to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to the market price of the Company's Common Stock on the date of grant. These options vest on a quarterly basis throughout the calendar year. New non-employee directors joining the Board after the first business day of the calendar year receive options to purchase a pro rated portion of the 10,000 shares. As of December 31, 2000, options to purchase 162,000 shares at exercise prices ranging from $1.44 to $3.88 per share were outstanding under the Plan, of which 149,500 were exercisable. On January 2, 2001, options to purchase an additional 50,000 shares at an exercise price of $1.38 per share were issued under the Plan. Options granted under the Plan expire at the earlier of five years from the date of grant or two years after termination of the option holder's status as a director.

        REPORT OF THE COMPENSATION COMMITTEE

        This report is being included pursuant to the Securities and Exchange Commission rules designed to enhance disclosure of public companies' executive compensation policies. This report addresses the Company's compensation policies for fiscal year 2000 as they affected the Chief Executive Officer and the Company's other named executive officers in this Proxy Statement.

        COMPENSATION PHILOSOPHY

        The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing, reviewing and revising the Company's executive compensation programs and policies. The Committee is composed of two non-employee directors and administers the Company's executive compensation programs, including the Company's stock incentive plans. The Company's executive compensation program is designed to provide competitive levels of base compensation in order to attract, retain and motivate high quality employees, tie individual total compensation to individual performance and the success of the Company, and align the interests of the Company's executive officers with those of its shareholders. In 2000, the Company's executive compensation program consisted of base salary, annual cash bonuses and stock option grants.

        EXECUTIVE COMPENSATION COMPONENTS

        The Committee attempts to set base salary for the Company's executive officers at levels that are competitive with compensation paid to top executives of similarly situated companies, and not significantly below cash compensation available to the Company's key executives through alternative employment. However, because of the Company's current and historical need to conserve its cash resources, a significant portion of the rewards for Company or individual performance has generally taken the form of stock-based awards. Additionally, in accordance with the Company's compensation philosophy that total compensation should vary with Company performance, a large part of each executive officer's potential total compensation is dependent on the performance of the Company as measured through its performance-based compensation program as set forth below.

        The Company has a short-term corporate officers' incentive plan in which corporate officers participated in fiscal year 2000 -- the Corporate Officer Incentive Plan (the "COIP"). The COIP focuses participants (those individuals holding the offices of CEO, COO and CFO) on achieving key financial and strategic objectives that are expected to lead to the creation of value for the Company's shareholders and provide participants the opportunity to earn cash bonuses and stock option awards commensurate with performance. The COIP establishes predetermined performance goals and target awards for the Company on an annual basis. Actual performance compared to these goals determines the percentage used to calculate the bonus pool for cash bonuses and stock option grants at the end of the year. The COIP is annually reviewed and approved early in the fiscal year by the Committee and the Board of Directors. In determining the allocation of awards from the bonus pool to individual executive officers, the Committee, with the input of the Company's Chief Executive Officer, emphasizes Company performance and the contributions made by those individuals to that performance. The Committee believes that such a retrospective analysis is most appropriate and practicable for an enterprise like the Company, which experiences many changes and operates in an uncertain environment and without the same types of standard measures of performance as are available to more seasoned companies.

        The Committee administers the Company's 1996 Stock Incentive Plan, pursuant to which the Company may grant various stock-based awards intended to compensate Company personnel and align the interests of the recipients with those of the Company's shareholders. To date, only stock options have been granted under the Plan.

        Because of the Company's desire to conserve cash, the Committee has used stock options to reward executives for individual and Company performance and to provide incentives for pursuit of the Company's goals. The Committee believes that these grants serve two purposes. First, they help to make up for any discrepancy between the cash compensation paid by the Company and salaries and bonuses available from other employers who would compete for the services of the Company's executives. Second, the option grants are intended to give the recipients a meaningful stake in the Company's long-term performance, with any ultimate realization of significant value from those options being commensurate with returns on investments in the Company's stock.

        CHIEF EXECUTIVE OFFICER COMPENSATION

        The Company faces significant challenges in the coming years and will rely heavily upon the Chief Executive Officer for leadership, strategic direction, and operational effectiveness. The Company's long-term goals include succeeding in expanding its domestic and international marketing and sales distribution network, forming additional strategic alliances and building a strong organization to support the Company's anticipated growth. The Chief Executive Officer will have ultimate responsibility for these goals as part of maximizing shareholders' returns on their investments in the Company and the Committee believes shareholders are best served if the Chief Executive Officer has significant incentives to meet these expectations.

        COMPENSATION COMMITTEE

                                    Henry Tsutomu Tai, Ph.D., M.D.
                                    Erik H. Loudon

                             EXECUTIVE COMPENSATION

        The following table sets forth the aggregate compensation for services rendered in all capacities during the fiscal years ended December 31, 2000, 1999 and 1998 of the present Chief Executive Officer and all other executive officers whose salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


  -------------------------------------------------------------------------------------------
                                                                   Long-Term
                                          Annual Compensation    Compensation
                                                                    Awards
                                        ----------------------------------------
                                                                  Securities        ($)
                                                        ($)       Underlying     All Other
                                            ($)        Bonus        Options     Compensation
  Name and Principal Position    Year     Salary        (a)           (#)           (b)
  -------------------------------------------------------------------------------------------
  Donald M. Earhart(c)           2000    $298,200    $436,033    192,000         $19,403
  President & Chief Executive   -------------------------------------------------------------
  Officer                        1999     252,000      80,000    120,000          11,611
  ---------------------------   -------------------------------------------------------------
                                 1998     240,000          --    213,750           7,751
  ---------------------------   -------------------------------------------------------------

  ---------------------------   -------------------------------------------------------------
  James J. Dal Porto(c)          2000    $173,950    $245,478     64,000           6,710
  Executive Vice President,     -------------------------------------------------------------
  Chief Operating Officer        1999     147,000      50,000     40,000           5,022
                                -------------------------------------------------------------
                                 1998     140,000          --    121,200              --
  ---------------------------   -------------------------------------------------------------

  ---------------------------   -------------------------------------------------------------
  James R. Talevich(c)           2000   $52,769(d)         --     75,000           1,292
  Treasurer & Chief Financial   -------------------------------------------------------------
  Officer                        1999          --          --         --              --
                                -------------------------------------------------------------
                                 1998          --          --         --              --
  -------------------------------------------------------------------------------------------


(a) Bonuses awarded for each year were based on performance for the previous year. The 2000 bonus for Mr. Earhart included $75,000 in cash and $361,033 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 107,132 shares of the Company's Common Stock. The 1999 bonus for Mr. Earhart included $20,000 in cash and $60,000 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 57,692 shares of the Company's Common Stock. The 2000 bonus for Mr. Dal Porto included $100,000 in cash and $145,478 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 43,169 shares of the Company's Common Stock. The 1999 bonus for Mr. Dal Porto consisted of cash compensation.

(b) The amount shown for Mr. Earhart in 2000 represents Company matching contributions to the I-Flow Corporation Retirement Savings Plan of $5,250 and term life insurance premiums of $14,153. The amount shown for Mr. Dal Porto in 2000 represents Company matching contributions to the I-Flow Corporation Retirement Savings Plan of $5,250 and term life insurance premiums of $1,460. Amounts shown for 1999 and 1998 represent insurance premiums paid by the Company in the 1999 and 1998 calendar years with respect to term life insurance for the benefit of the executives.

(c) Terms and conditions of employment of Mr. Earhart, Mr. Dal Porto and Mr. Talevich are outlined in Employment Agreements they have with the Company which are described elsewhere herein under the caption "Employment Contracts."

(d) The $52,769 paid to Mr. Talevich represents only a portion of his annual salary. Mr. Talevich began working for the Company on August 9, 2000.

        The following table shows information regarding stock options granted to the named executive officers during fiscal year 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR


 --------------------------------------------------------------------------------------------------
                                         Individual Grants
 --------------------------------------------------------------------------------------------------
                        Number of     % of Total                Market
                       Securities      Options                 Price Per
                       Underlying     Granted to    Exercise   Share on                Grant Date
                         Options      Employees      or Base   Date of                  Present
                         Granted      in Fiscal       Price     Grant       Expiration    Value
       Name              (#)(a)      Year 2000(b)   ($/Share)  ($/Share)       Date      ($)(c)
 --------------------------------------------------------------------------------------------------
  Donald M. Earhart     192,000         25.3%        $3.37       $3.97      12/31/09     $607,784
 --------------------------------------------------------------------------------------------------
  James J. Dal Porto     64,000          8.4%        $3.37       $3.97      12/31/04     $176,576
 --------------------------------------------------------------------------------------------------
  James R. Talevich      75,000          9.9%        $2.97       $2.97       6/28/05     $148,418
 --------------------------------------------------------------------------------------------------


(a) These options vest 20% after one year from the date of grant, and the remainder on a pro rata daily basis over the next four years. All options become immediately exercisable upon the disposition of all or substantially all of the Company's assets or capital stock.

(b) Based on a total of 759,439 options granted to employees during the fiscal year 2000, which amount excludes stock options granted to officers as bonus compensation.

(c) The present value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model assuming 79% volatility, a risk-free interest rate of 4.7% and an expected life of 5 years.

        The following table shows certain information concerning stock option exercises by named executive officers during fiscal year 2000 and the value of options held by such executives at 2000 year end.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES


 --------------------------------------------------------------------------------------------------
                                               Number of Securities        Value of Unexercised
                                              Underlying Unexercised      In-The-Money Options at
                                            Options at Fiscal Year End       Fiscal Year End
 --------------------------------------------------------------------------------------------------
                       Shares
                      Acquired
                         on        Value                                    (a)           (a)
        Name          Exercise   Realized   Exercisable Unexercisable    Exercisable Unexercisable
                         (#)        ($)        (#)           (#)            ($)           ($)
 --------------------------------------------------------------------------------------------------

 Donald M. Earhart        --        --      1,279,805     296,971        $147,491      $33,097

 --------------------------------------------------------------------------------------------------

 James J. Dal Porto     11,468    $17,202    133,227      154,800          21,117       11,033

 --------------------------------------------------------------------------------------------------

 James R. Talevich        --        --          --         75,000            --           --

 --------------------------------------------------------------------------------------------------

  (a) Value of unexercised in-the-money options is based on the Nasdaq last sale price on December 31, 2000 ($1.50 per share).

EMPLOYMENT CONTRACTS

        Donald Earhart joined the Company in May 1990 as the Chief Operating Officer. Mr. Earhart became the President and Chief Executive Officer of the Company in July 1990 and Chairman of the Board in March 1991. Upon the commencement of his employment, Mr. Earhart entered into a written employment agreement with the Company. His minimum base salary is $200,000 per annum, subject to adjustment upward by the Board of Directors, plus a bonus to be determined annually by the Board based upon attainment of goals set by the Board.

Under the employment agreement, if Mr. Earhart is terminated without cause he is entitled to a severance payment equal to two (2) times his annual salary plus an amount equal to his previous year's bonus. In addition, all options granted to Mr. Earhart prior the termination without cause remain exercisable for the remainder of their term. Lastly, all of Mr. Earhart's deferred compensation becomes immediately payable in cash upon termination without cause. If Mr. Earhart voluntarily resigns for good reason within one year after a change in control of the Company, or if he is terminated by the Company within one year following a change in control, he is entitled to a severance payment in an amount equal to 200% of his annualized includable compensation for the year. Mr. Earhart was granted fully vested options to purchase 120,000 shares of the Company's Common Stock at the time his employment commenced at an exercise price of $2.20 per share, expiring October 24, 2001. All option grants to Mr. Earhart from the commencement of his employment to the end of the 2000 fiscal year are included in the Summary Compensation Table and Aggregated Option Exercise Table above. The agreement is renewable annually at the discretion of the Board of Directors.

        Mr. Earhart's employment agreement defines a change in control of the Company as any event of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934; provided that, without limitation, a change in control shall be deemed to have occurred if (a) any person, other than the Company or a person who on the date of the employment agreement is a director or officer of the Company, is or becomes the beneficial owner, directly or indirectly of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or (b) during any period of two consecutive years during the term of the employment agreement, as extended, individuals who at the beginning of the period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two thirds of the directors then in office who were directors at the beginning of the period.

        In September 1996, Mr. Dal Porto entered into an employment agreement with the Company. It provides that he is entitled to a severance payment if he is terminated without cause, or if he resigns after being asked to accept a significant change in job responsibility that is clearly a demotion, relocate in order to remain employed or accept a reduction in salary and/or benefits. The amount of his severance payment is equal to one (1) times his annual salary plus immediate vesting of all stock options granted up to the time of termination of his employment. In the event of a change in control of the Company, the Company agrees to employ Mr. Dal Porto for a period of one year after the change in control or pay him in lieu of employment the same compensation including incentive compensation and all benefits that he would have received if he had remained employed for the year. In addition, all of Mr. Dal Porto's options immediately vest and become fully exercisable.

        James Talevich joined the Company on August 9, 2000 as the Chief Financial Officer. Mr. Talevich entered into a written employment agreement with the Company. It provides that he is entitled to a severance payment if he is terminated without cause, or if he resigns after being asked to accept a significant change in job responsibility that is clearly a demotion, relocate in order to remain employed or accept a reduction in salary and/or benefits. The amount of his severance payment is equal to 6 months of his base annual salary plus immediate vesting of all stock options granted up to the time of termination of his employment. In the event of a change in control of the Company, the Company agrees to employ Mr. Talevich for a period of one year after the change in control or pay him in lieu of employment the same compensation including incentive compensation and all benefits that he would have received if he had remained employed for the year. In addition, all of Mr. Talevich's options immediately vest and become fully exercisable.

        In each of Mr. Dal Porto's and Mr. Talevich's employment agreements, a change in control of the Company is defined as the occurrence of any of the following: (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the voting power of the then outstanding securities of the Company; (ii) during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board of Directors of the Company in office at the beginning of the period except for changes approved by at least two-thirds of the Directors then in office who were Directors at the beginning of the period;
(iii) the shareholders of the Company approve an agreement providing for (A) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately after the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect Directors by a separate class vote) to which all shareholders of the Company issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the Company issuing cash or securities in the merger or consolidation or (B) the sale or other disposition of all or substantially all the assets of the Company, or a liquidation, dissolution or statutory exchange of the Company; or (iv) any person has commenced, or announced an intention to commence, a tender offer or exchange offer for 30% or more of the voting power of the then-outstanding securities of the Company.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Dr. Henry Tsutomu Tai, a member of the Company's Compensation Committee, has been the Secretary of the Company since 1990. Dr. Tai does not receive any compensation from the Company for his services as Secretary.

                             STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total shareholder return on the Company's Common Stock for the five years ended December 31, 2000 with The Nasdaq Stock Market Composite Index and the Surgical and Medical Instruments and Apparatus Industry Index (SIC Code 3841). The graph assumes that $100 was invested on January 1, 1996 in the Company's Common Stock and each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.



                             01/01/96      01/01/97        01/01/98        01/01/99        01/01/00        01/01/01
I-Flow Corporation              100       102.44821       63.653484       22.975518       74.764595       28.248588
Industry Index                  100       93.679074      107.286498       120.11819       145.64731       151.14286
Nasdaq Market Index             100       123.03759      150.694505        212.5115       394.92606       237.62074


                            [STOCK PERFORMANCE GRAPH]

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To the best of the Company's knowledge, no person subject to Section 16 of the Exchange Act failed to file on a timely basis reports regarding the Company's securities required by Section 16(a) of the Exchange Act during the most recent fiscal year.

                                 PROPOSAL NO. 2

                                 REINCORPORATION

INTRODUCTION.

        For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Proposed Reincorporation" or the "Reincorporation"). Shareholders are urged to read this section of the Proxy Statement carefully, including the related exhibits referenced below and attached hereto, before voting on the Proposed Reincorporation. Throughout this Proxy Statement, the term "I-Flow California" or the "Company" refers to I-Flow Corporation, the existing California corporation, and the term "I-Flow Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of I-Flow California, which is the proposed successor to I-Flow California in the Proposed Reincorporation.

        As discussed below, the principal reasons for the Proposed Reincorporation are the potential advantages of the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Many of the provisions of the I-Flow Delaware Certificate of Incorporation and Bylaws are similar to those of the I-Flow California Articles of Incorporation and Bylaws. However, the substantive differences are described below. The Proposed Reincorporation is NOT being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.

        The Proposed Reincorporation will be effected by merging I-Flow California into I-Flow Delaware. Upon completion of the merger, I-Flow California, as a corporate entity, will cease to exist and I-Flow Delaware will continue to operate the business of the Company under its current name, I-Flow Corporation.

        Pursuant to an Agreement and Plan of Merger, in substantially the form attached hereto as Appendix B (the "Merger Agreement"), each outstanding share of I-Flow California Common Stock, no par value, will be automatically converted into one share of I-Flow Delaware Common Stock, par value $0.001 per share, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of I-Flow California Common Stock will continue to represent the same number of shares of Common Stock of I-Flow Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF I-FLOW DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of I-Flow California is listed for trading on The Nasdaq Stock Market's SmallCap Market and, after the Reincorporation, the Common Stock of I-Flow Delaware will continue to be traded on The Nasdaq Stock Market's SmallCap Market without interruption. The Common Stock of I-Flow Delaware will be traded under the same symbol, "IFLO", as the shares of Common Stock of I-Flow California are currently traded.

        Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of I-Flow California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Proposed Reincorporation." The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Reincorporation will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Proposed Reincorporation may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of I-Flow California will have no appraisal rights with respect to the Proposed Reincorporation.

        The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of I-Flow Delaware and the Bylaws of I-Flow Delaware, copies of which are attached as

Appendices B, C and D. APPROVAL BY THE SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT AND THE I-FLOW DELAWARE CERTIFICATE OF INCORPORATION AND BYLAWS, AND ALL OF THE PROVISIONS THEREOF.

VOTE REQUIRED FOR THE PROPOSED REINCORPORATION.

        Approval of the Proposed Reincorporation, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of I-Flow Delaware, (ii) the assumption of the employee benefit plans and equity based incentive plans of I-Flow California by I-Flow Delaware and (iii) the restatement of the Company's indemnification agreements with each of its officers and directors to afford such persons indemnification by the Company to the fullest extent permitted by Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of I-Flow California entitled to vote.

        The effect of an abstention or a broker non-vote is the same as that of a vote against the Proposed Reincorporation. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION.

        As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to rely upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provides a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

        Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

        Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation's board of directors, such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

        Increased Ability to Attract and Retain Qualified Directors. Both California law and Delaware law permit a corporation to include a provision in its corporate charter that reduces or eliminates the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY.

        The Proposed Reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The seven directors who will be elected at the Annual Meeting of Shareholders will become the directors of I-Flow Delaware. All employee benefits and equity based incentive plans of I-Flow California will be assumed and continued by I-Flow Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Common Stock of I-Flow Delaware at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of the assumption of these plans by I-Flow Delaware. Other employee benefit arrangements of I-Flow California will also be continued by I-Flow Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of I-Flow Delaware will continue to be traded without interruption on the same exchange, The Nasdaq Stock Market's SmallCap Market, and under the same symbol, "IFLO", as the shares of Common Stock of I-Flow California are currently traded. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that I-Flow California's rights and obligations under such material contractual arrangements will continue and be assumed by I-Flow Delaware.

ANTI-TAKEOVER IMPLICATIONS.

        Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Proposed Reincorporation is NOT being proposed in order to prevent such a change in control, and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.

        In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the establishment of a classified board of directors, the elimination of the right to remove a director other than for cause, advance notice provisions relating to the nomination of directors and of business to be conducted at stockholder meetings, the elimination of stockholder action by written consent, the elimination of cumulative voting and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors.

        I-Flow Delaware will adopt each of the following strategies in the Proposed Reincorporation: advance notice provisions relating to the nomination of directors and of business to be conducted at stockholder meetings, the elimination of stockholder action by written consent, the elimination of cumulative voting and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. It should be noted that the Company currently has in place some of these strategies, including: the advance notice provisions and the preferred stock provisions. It should be further noted that, in some circumstances, the establishment of a classified board of directors and the elimination of cumulative voting may be undertaken under California law. For a detailed discussion of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of I-Flow California and I-Flow Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware."

        The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons:

          - a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

          - a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and

          - a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits.

        By contrast, in a transaction in which a potential acquiror must negotiate with an independent Board of Directors, the Board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

        Despite the belief of the Board of Directors as to the benefits to shareholders of the Proposed Reincorporation, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

      SUMMARY OF DIFFERENCES BETWEEN I-FLOW CALIFORNIA AND I-FLOW DELAWARE

        A number of significant differences between California and Delaware law and among the various charter documents are summarized in the table below. The table also includes some similarities between California and Delaware law and among the various charter documents. The table is only a summary and does not address all of the differences discussed in this Proxy Statement. You should review the table in conjunction with the discussion following the table and the Merger Agreement, the Certificate of Incorporation and the Bylaws of I-Flow Delaware attached to this Proxy Statement. For each item summarized in the chart, there is a reference to the page of this Proxy Statement on which a more detailed description appears.


-------------------------------------------------------------------------------------------------

              ITEM                           DELAWARE                       CALIFORNIA
-------------------------------------------------------------------------------------------------
Number of Directors; Bylaws       The Board of Directors may      The Board of Directors may
(see page 21).                    adopt, alter, amend or repeal   only adopt, amend or repeal
                                  the Bylaws for any purpose,     the bylaws in order to set
                                  including changing the number   the exact number of directors
                                  of directors.                   set by the Articles of
                                                                  Incorporation or Bylaws adopted
                                                                  by the shareholders.
-------------------------------------------------------------------------------------------------

Amendment of Bylaws;              The Bylaws of I-Flow Delaware   Shareholders holding a
Supermajority Requirement (see    may not be adopted, altered,    majority of the outstanding
page 21).                         amended or repealed by the      shares of common stock may
                                  stockholders, except by the     adopt, alter, amend or repeal
                                  vote of 80% or more of the      the Bylaws of I-Flow
                                  outstanding common stock.       California.
-------------------------------------------------------------------------------------------------

Cumulative Voting for Directors   Cumulative voting is not        Currently, cumulative voting
(see page 21).                    available under Delaware law    is mandatory upon notice
                                  because it is not provided in   given by a shareholder at a
                                  the Certificate of              shareholders' meeting at
                                  Incorporation of I-Flow         which directors are to be
                                  Delaware.                       elected.
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Classified Board of Directors     Under Delaware law, I-Flow      Currently, the Company may
(see page 22).                    Delaware could implement a      not implement a classified
                                  classified Board of             Board of Directors.
                                  Directors, although the
                                  Company currently does
                                  not have a plan to do so.
-------------------------------------------------------------------------------------------------


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
Eliminating personal monetary   Delaware law is potentially       California permits the
liability of directors (see     more expansive in regards to      elimination of personal
pages 22 and 26).               the elimination of personal       monetary liability of
                                monetary liability of             directors to the extent of the
                                directors, in that it             law in its current state.
                                incorporates future amendments
                                to Delaware law with respect to
                                the elimination of such
                                liability.
--------------------------------------------------------------------------------------------------

Removal of Directors by         Generally, unless a corporation   Removal with or without cause
Shareholders (see page 25).     has a classified board of         by affirmative vote of the
                                directors or cumulative voting,   outstanding shares, provided
                                any director or the entire        that the shares voting against
                                Board of Directors may be         removal could not elect such
                                removed, with or without cause.   director under cumulative
                                                                  voting.
--------------------------------------------------------------------------------------------------

Who May Call Special            The Bylaws of I-Flow Delaware     The Bylaws of I-Flow
Shareholder Meetings (see       authorize only the Board of       California provide that a
page 22).                       Directors, the Chairman of the    special meeting of
                                Board and the President to call   shareholders may be called by
                                a special meeting of              the Board of Directors, the
                                stockholders.                     Chairman of the Board, the
                                                                  President, a VicePresident, the
                                                                  Secretary or by one or more
                                                                  holders of shares entitled to
                                                                  cast not less than 10% of
                                                                  the votes at such meeting.
--------------------------------------------------------------------------------------------------

Action by Written Consent of    The Certificate of                The Bylaws of I-Flow
Shareholders in Lieu of a       Incorporation of I-Flow           California permit the
Shareholder Vote at a           Delaware prohibits stockholders   shareholders to act by written
Shareholder Meeting (see page   from acting by written consent    consent in of a meeting.
22).                            in lieu of a meeting.
--------------------------------------------------------------------------------------------------

Loans to officers and           The Bylaws of I-Flow Delaware     The Company's Bylaws permit
employees (see page 23).        permit the Board of Directors     the Board of Directors to make
                                to make loans to, guarantee the   loans to, guarantee the
                                obligations of or otherwise       obligations of or otherwise
                                assist its officers or other      assist its officers or other
                                employees if the Board            employees if the Board
                                determines that a loan or         determines that a loan or
                                guaranty may reasonably be        guaranty may reasonably be
                                expected to benefit the           expected to benefit the
                                corporation.                      corporation.
--------------------------------------------------------------------------------------------------

Voting by Ballot (see page      The Certificate of                The Bylaws of the Company do
24).                            Incorporation of I-Flow           not require a written ballot.
                                Delaware provides that a vote
                                need not be by written ballot.
--------------------------------------------------------------------------------------------------

Rights Plans (see page 24).     Rights Plans are permitted        It is uncertain whether Rights
                                under Delaware law, although      Plans are permitted under
                                the Company currently has no      California law.
                                plans to adopt a Rights Plan.
--------------------------------------------------------------------------------------------------


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
Indemnification of Directors    Delaware law permits somewhat     California law permits
and Officers (see page 26).     broader indemnification and       indemnification subject to a
                                could result in indemnification   number of exceptions.
                                of directors and officers in
                                circumstances where California
                                law would not permit
                                indemnification.
--------------------------------------------------------------------------------------------------

Dividends (see page 27).        Paid from surplus (including      Generally, limited to the
                                paid-in and earned surplus or     greater of (i) retained
                                net profits).                     earnings or (ii) an amount
                                                                  that would leave the
                                                                  company with assets of 125%
                                                                  of liabilities and current
                                                                  assets of 100% of current
                                                                  liabilities.
--------------------------------------------------------------------------------------------------

Business Combination Offer      Restricts hostile two-step        No comparable statute.
Statute (see page 27).          takeovers.
--------------------------------------------------------------------------------------------------

Right of Shareholders to        Permitted for any purpose         Permitted for any purpose
Inspect Shareholder List        reasonably related to a           reasonably related to
(see page 29).                  stockholder's interest as a       shareholder's interest as a
                                stockholder.                      shareholder.  Also, an
                                                                  absolute right to 5%
                                                                  shareholders and, under some
                                                                  circumstances, 1%
                                                                  shareholders.
--------------------------------------------------------------------------------------------------

Class Vote for                  Generally not required unless a   A reorganization transaction
Reorganizations (see page       reorganization adversely          must generally be approved by
29).                            affects a specific class of       a majority vote of each class
                                shares.                           of shares outstanding.
--------------------------------------------------------------------------------------------------

Dissolution (see page 30).      Unless a majority of the Board    Shareholders holding fifty
                                of Directors approves a           percent (50%) or more of the
                                proposal to dissolve, the         total voting power may
                                dissolution must be unanimously   authorize the dissolution of
                                approved by all the               I-Flow California, with or
                                stockholders entitled to vote     without the approval of the
                                thereon.  If the dissolution is   corporation's Board of
                                initially approved by the Board   Directors.
                                of Directors, it may be
                                approved by a simple majority
                                of the outstanding shares of
                                stock of I-Flow Delaware.
--------------------------------------------------------------------------------------------------

Shareholder Derivative Suits    Generally, a stockholder may      Generally, a shareholder may
(see page 31).                  bring a derivative action on      bring a derivative action on
                                behalf of a corporation only if   behalf of a corporation even
                                the stockholder was a             if the shareholder was not a
                                stockholder of the corporation    shareholder at the time of
                                at the time of the transaction    the transaction in question,
                                in question.                      provided that certain tests
                                                                  are met.
--------------------------------------------------------------------------------------------------

Other.                          Responsive legislature and
                                larger body of corporate case
                                law in Delaware provide more
                                predictable corporate legal
                                environment in Delaware.
--------------------------------------------------------------------------------------------------

        THE CHARTERS AND BYLAWS OF I-FLOW CALIFORNIA AND I-FLOW DELAWARE.

        The provisions of the I-Flow Delaware Certificate of Incorporation and Bylaws vary in many respects from those of the Articles of Incorporation and Bylaws of I-Flow California. This discussion of the Certificate of Incorporation and Bylaws of I-Flow Delaware is qualified by reference to Appendices B and C hereto, and you should review each carefully.

        Number of Authorized Shares. The Articles of Incorporation of I-Flow California currently authorize the Company to issue up to 40,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of I-Flow Delaware provides that it will have 40,000,000 authorized shares of Common Stock, par value $0.001 per share, and 5,000,000 authorized shares of Preferred Stock, par value $0.001 per share. Like the Articles of Incorporation of I-Flow California, the Certificate of Incorporation of I-Flow Delaware provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock without further approval of the stockholders.

        Size of Board of Directors; Bylaws. The Bylaws of I-Flow Delaware provide for a Board of Directors consisting of seven members, until changed by a duly adopted amendment to the Bylaws. The Bylaws of I-Flow California provide for a board of directors consisting of not less than six nor more than eleven directors, within which the exact number is set at seven members. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, a board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated range has been approved by the shareholders. Delaware law permits a board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by stockholders). The Bylaws of I-Flow Delaware provide that the number of directors will be as specified in the Bylaws and the Certificate of Incorporation of I-Flow Delaware authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of I-Flow Delaware could amend the Bylaws to change the size of the Board of Directors from seven directors without further stockholder approval. If the Proposed Reincorporation is approved, the seven directors of I-Flow California who are elected at the Annual Meeting of Shareholders will continue as the seven directors of I-Flow Delaware after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

        Amendment of Bylaws; Supermajority Requirement. The Company's Bylaws currently permit the holders of the majority of outstanding shares of Common Stock to adopt, alter, amend and repeal the Bylaws, subject to any provisions of the Company's Articles of Incorporation regarding the number of authorized directors. The Certificate of Incorporation of I-Flow Delaware provides that the Board of Directors may adopt, alter, amend and repeal the Bylaws of I-Flow Delaware, subject to the right of the stockholders to adopt, alter, amend and repeal the Bylaws; provided, however, that the Bylaws may not be adopted, altered, amended or repealed by the stockholders without the approval of the holders of 80% of the outstanding Common Stock of I-Flow Delaware. The provision requiring an 80% vote of the stockholders is referred to as a "supermajority" voting requirement. Currently, the Company has no supermajority voting requirements in its Articles of Incorporation or Bylaws. The laws of the Sate of Delaware vary in many respects from the laws of California in regards to supermajority voting requirements. See "Significant Differences Between the Corporation Laws of California and Delaware--Supermajority Voting Requirements."

        Cumulative Voting for Directors. The Company's Bylaws currently provide for cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory but is a permitted option. The Certificate of Incorporation of I-Flow Delaware does not provide for cumulative voting rights. Under cumulative voting, if any shareholder has given notice of an intention to cumulate votes for the election of directors, such shareholder and any other shareholder of the Company would be entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority stockholder adverse to a majority of the stockholders to obtain representation on the Board of Directors of I-Flow Delaware.

        Classified Board of Directors. Under California law, the Company is not currently permitted to have a classified board of directors. Delaware law provides that in order to have a classified board of directors, a provision must be included in the certificate of incorporation or initial bylaws or by a subsequent bylaw adopted by a vote of the corporation's stockholders. Upon Reincorporation, the Certificate of Incorporation and Bylaws of I-Flow Delaware will not provide for a classified Board of Directors.

        Monetary Liability of Directors. The Articles of Incorporation of I-Flow California and the Certificate of Incorporation of I-Flow Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of the respective states. The provision eliminating monetary liability of directors set forth in the Certificate of Incorporation of I-Flow Delaware is potentially more expansive than the corresponding provision in the Articles of Incorporation of I-Flow California, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

        Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under I-Flow California's Bylaws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, a Vice President, the Secretary or by one or more holders of shares entitled to cast not less than 10% of the votes at such meeting. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of I-Flow Delaware authorizes only the Board of Directors, the Chairman of the Board and the President to call a special meeting of stockholders.

        Power of Shareholders to Vote by Written Consent. Under California law and Delaware law, shareholders (or stockholders) may execute an action by written consent in lieu of a shareholders' (or stockholders') meeting. Both California law and Delaware law permit a corporation to eliminate the ability of shareholders (or stockholders) to act by written consent in its charter. The Certificate of Incorporation of I-Flow Delaware, unlike the Bylaws of I-Flow California, prohibits stockholders from acting by written consent in lieu of a meeting. Elimination of stockholder power to act by written consent may lengthen the amount of time required to take stockholder actions because certain actions by written consent are not subject to the minimum notice requirement of a stockholders' meeting. The elimination of stockholder power to act by written consent may deter hostile takeover attempts because of the lengthened stockholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the capital stock I-Flow Delaware will not be able to amend the Bylaws of I-Flow Delaware. Any such holder or group of holders would have to wait until a stockholders' meeting is held to take any such action. The Board of Directors believes this provision, like the other provisions to be included in the Certificate of Incorporation and Bylaws of I-Flow Delaware, will enhance the Board of Directors' opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

        Filling Vacancies on the Board of Directors. Under California law, any vacancy on a board of directors other than one created by removal of a director may be filled by the board of directors. If the number of directors then in office is less than a quorum, a vacancy may be filled by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice or (iii) a sole remaining director. A vacancy created by removal of a director may be filled by the board of directors only if it is authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. The Bylaws of I-Flow California currently permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, fill the vacancy or newly created directorship). The Bylaws of

I-Flow Delaware provide that any vacancy created by the removal of a director by the stockholders of I-Flow Delaware may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director.

        Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. The Bylaws of I-Flow California include an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to matters to be brought before an annual meeting or special meeting of shareholders (the "Business Procedure"). The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. In most cases, to be timely, notice must be received by the Company at least 60 days prior to the meeting.

        Under the Nomination Procedure, a shareholder's notice to the Company must contain information about the nominee, including his or her name, principal occupation, the class and number of shares owned by him or her and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, as well as information about the shareholder nominating that person, including his or her name and address, as they appear on the records of the Company, and the class and number of shares beneficially owned by the nominating shareholder. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business proposal properly made or brought before an annual or special meeting in accordance with the above-described procedures.

        The Bylaws of I-Flow Delaware include the same advance notice procedures with regard to the nomination of candidates for election as directors and with regard to matters to be brought before an annual meeting or special meeting of stockholder. By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on such proposal, enabling stockholders to decide better whether to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Bylaws of I-Flow Delaware do not give the Board of Directors any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, the Bylaws of I-Flow Delaware may have the effect of precluding a nomination for the election of directors or of precluding other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of I-Flow Delaware, even if the conduct of such business or such attempt might be deemed to be beneficial to I-Flow Delaware and its stockholders.

        Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of a corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law and the Company's Bylaws, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the Board of Directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the Board determines that any such loan or guaranty may reasonably be expected to benefit the Company. Pursuant to the Bylaws of I-Flow Delaware and in accordance with Delaware law, I-Flow Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

        Voting by Ballot. California law provides that written ballots in the election of directors are not required unless (i) a shareholder demands a written ballot before the meeting or (ii) the bylaws require a written ballot. The Bylaws of the Company do not require a written ballot. Under Delaware law, written ballots are required in all elections of directors, unless other provided in the certificate of incorporation. The Certificate of Incorporation of I-Flow Delaware provides that a vote need not be by written ballot. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE.

        In addition to the differences between the corporation laws of California and Delaware described above, the following is a summary of additional major substantive differences between the corporation laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

STOCKHOLDER RIGHTS PLAN.

        The Company does not currently have a Rights Plan, or any plan to establish a Rights Plan upon reincorporation in Delaware. However, I-Flow Delaware could, at some time in the future, adopt such a plan. Set forth below is a description of how Rights Plans generally operate.

        Delaware. Upon establishing a Rights Plan, a company declares a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock and each share of common stock issued thereafter. Initially, each Right entitles holders of common stock to purchase from the company a fraction of a share of preferred stock at a set exercise price, which price is subject to adjustment from time-to-time. However, the right to purchase the preferred stock is not exercisable until the occurrence of one or more events specified in the Rights Plan.

        Generally, Rights only become exercisable if a person or group acquires a specified percentage of a company's common stock or announces a tender offer or exchange offer which would result in its ownership of a specified percentage of the common stock. Typically the triggering percentage is approximately 15% or more of a company's outstanding stock. After the initiation of an acquisition or offer, each Right becomes exercisable at the Right's then current exercise price for shares of common stock of the company (or, in some circumstances, as determined by the board of directors, a combination of cash, property, common stock or other securities) having a value of a multiple of the Right's exercise price. Additionally, Rights Plans also often provide that if a company is involved in a merger or other business combination transaction with another company, after the acquisition or offer, each Right becomes exercisable, at the Right's then current exercise price, for shares of common stock of such other company having a value of a multiple of the Right's exercise price. The Rights are redeemable by the issuer at the direction of the board of directors for a set period of days following the announcement of an acquisition or offer. The redemption period may be extended in the discretion of the board of directors.

        Rights Plans are intended to protect stockholders in the event of an unfair or coercive offer to acquire, or the acquisition of, a defined percentage of the common stock of a company. The Rights are not intended to prevent takeovers and do not interfere with tender offers or business combinations that are approved by a company's board of directors. Rights Plans encourage persons seeking control of a company to initiate an acquisition or offer to acquire the company through arm's-length negotiations with the board of directors.

        California. To date, the California courts have not considered the validity of Rights Plans. While a Rights Plan may ultimately be upheld under California law, one of the benefits of the Proposed Reincorporation is to ensure that I-Flow Delaware, if it is in the best interests of I-Flow Delaware and its stockholders, will be able to adopt an enforceable Rights Plan at some point in the future. As noted above, however, the Company does not currently have a plan to adopt a Rights Plan upon reincorporating in Delaware.

CLASSIFIED BOARD

        The Company does not currently have a classified Board of Directors or any plan to establish a classified Board of Directors upon reincorporation in Delaware. However, I-Flow Delaware could, at some time in the future, seek to establish such a Board of Directors. Set forth below is a description of how classified boards of directors generally operate.

        A classified board provision in a company's bylaws or certificate of incorporation (a "Classified Board Provision") may provide that directors will be classified into up to three classes, each having as nearly equal a number of directors as possible. At each annual meeting of stockholders following an initial classification and election of three classes of directors, the successors to the class of directors whose terms expire at that meeting would be elected for a term of three years, expiring at the third succeeding annual meeting of stockholders after their election. Delaware law does not require classified boards to have a specific number of directors in each class.

        Under Delaware law, directors chosen to fill vacancies on a classified board hold office until the next election of the class for which such directors have been chosen, and until their successors are elected and have been qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause.

        A Classified Board Provision may significantly extend the time required to effect a change in control of a board of directors and may discourage hostile takeover bids for companies which have Classified Board Provisions. For companies without a Classified Board Provision, a change in control of the board of directors can be made by stockholders holding a majority of the votes cast at a single annual meeting of stockholders. If I-Flow Delaware were to adopt a Classified Board Provision, it would take at least two annual meetings of stockholders for even a majority of stockholders to effect a change in control of the Board of Directors absent resignations because only a minority of the directors would be elected at each meeting.

        A Classified Board Provision is intended to encourage persons seeking to acquire control of a company, including through proxy fights or hostile takeovers, to initiate such efforts through negotiations with the board of directors. A Classified Board Provision also generally increases the bargaining leverage of a board of directors, on behalf of its stockholders, in any negotiations concerning a potential change of control of a company. Classified Board Provisions, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors retain their positions. A Classified Board Provision could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of a company even though such attempt might be beneficial to the stockholders.

REMOVAL OF DIRECTORS.

        Delaware. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. In addition, in the case of a Delaware corporation having a classified board of directors, a director may be removed by the stockholders only for cause. The Certificate of Incorporation of I-Flow Delaware does not provide for cumulative voting. In addition, neither the Certificate of Incorporation nor the Bylaws of I-Flow Delaware provides for a classified Board of Directors.

        California. Under California law, any director or the entire board of directors may be removed with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. I-Flow California's Bylaws provide for cumulative voting.

INDEMNIFICATION AND LIMITATION OF LIABILITY.

        California and Delaware have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of a director's fiduciary duty. There are nonetheless differences between the laws of the two states with respect to indemnification and limitation of liability of directors. The differences are summarized below.

        ELIMINATION OF PERSONAL LIABILITY FOR MONETARY DAMAGES.

        Delaware. The Certificate of Incorporation of I-Flow Delaware would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the corporation or its directors from the necessity of complying with, federal or state securities laws or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

        California. The Articles of Incorporation of I-Flow California eliminate the liability of directors to the company to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing director's duties was or should have been aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) transactions between the corporation and a director who has a material financial interest in such transaction; or (vii) liability for improper distributions, loans or guarantees.

        INDEMNIFICATION; COMPARED AND CONTRASTED.

        California law requires indemnification when an individual has defended successfully an action on the merits. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation.

        Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

        California law permits a California corporation to provide rights to indemnification beyond those required by law to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. The Articles of Incorporation of I-Flow California authorize indemnification beyond that expressly mandated by California law.

        Delaware law also permits a Delaware corporation to provide indemnification in excess of that required by statute. Delaware law does not require authorizing provisions in the certificate of incorporation.

        INDEMNIFICATION AGREEMENTS.

        A provision of Delaware law states that indemnification provided by statute will not be deemed exclusive of any other right under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreement entered into by I-Flow California with its officers and directors may be assumed by I-Flow Delaware as part of the Proposed Reincorporation. If the Proposed Reincorporation is consummated, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law and to provide for indemnification of officers and directors and advancement of expenses to the maximum extent permitted by Delaware law. A vote in favor of the Proposed Reincorporation also acts as approval of such amendments to the indemnification agreements. Among other things, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

        As noted above, Delaware law also permits a Delaware corporation to provide indemnification in excess of that required by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances; however, limitations on indemnification may be imposed by a court based on principles of public policy. A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

DIVIDENDS AND REPURCHASES OF SHARES.

        California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

        Delaware. Delaware law permits a corporation to declare and pay dividends out of the excess, if any, at any given time, of the net assets of the corporation over the amount of capital of the corporation ("surplus"), or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. With respect to capital, a board of directors may determine that capital is equal to the aggregate par value of the corporation's shares of capital stock. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

        California. Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations
Code) to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS.

        Delaware. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board of Directors of the Company intends that I-Flow Delaware be governed by Section 203. The Company believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

        The Company believes that Section 203 will encourage any potential acquiror to negotiate with the Board of Directors of I-Flow Delaware. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for I-Flow Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of
Section 203 to I-Flow Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for the shares of I-Flow Delaware over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

        California. There is no comparable provision in the California General Corporation Law.

SUPERMAJORITY VOTING REQUIREMENT.

        A supermajority voting requirement is one that requires greater than a simple majority of the outstanding shares of common stock of a company to approve an act or action. As noted above, the Certificate of Incorporation of I-Flow Delaware contains a stockholder supermajority voting requirement with respect to the amendment of the Bylaws. The differences between California and Delaware law are discussed below.

        Delaware. Under Delaware law, a certificate of incorporation may include a provision requiring a vote greater than a simple majority. A supermajority provision in a certificate of incorporation may not be amended or removed from the certificate of incorporation except by the supermajority vote called for in the provision. Generally, the greatest supermajority vote permissible under Delaware law is 80% of the outstanding common stock. In the present case, the vote of holders of 80% or more of the common stock of I-Flow Delaware would be required (i) to amend the Bylaws of I-Flow Delaware and (ii) to remove the supermajority voting provision regarding the stockholders ability to adopt, alter, amend or repeal the Bylaws of I-Flow Delaware.

        California. Similar to Delaware law, articles of incorporation may include a provision requiring a vote greater than a simple majority. However, the maximum supermajority vote permitted by the California General Corporation Law is 66 2/3%. An amendment of the articles of incorporation that includes a supermajority vote requirement must be approved by at least the percentage the outstanding shares as is required pursuant to that amendment for the approval of the corporate act or action. Unlike in Delaware, where a supermajority voting requirement remains until it is removed by required vote of the stockholders, California law provides that all supermajority voting requirements cease to be effective two years after their adoption. Thus, the supermajority voting requirement must be periodically renewed by the shareholders. If not renewed, then the act or action that previously required the supermajority vote may be taken by shareholders upon the approval of a simple majority of the outstanding common stock.

INSPECTION OF SHAREHOLDER LIST.

        Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of 5% or more of the corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14A with the Securities and Exchange Commission in connection with a contested election of directors. Such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board of directors in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

SHAREHOLDER VOTING.

        Both California and Delaware law generally require that shareholder's owning a majority of the oustanding stock of both acquiring and target corporations approve statutory mergers.

        Delaware. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the existing certificate of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

        California. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity.

        Other Comparisons. Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

        California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish.

        California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Further, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

APPRAISAL RIGHTS.

        Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissenters' rights of appraisal pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

        Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

        California. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Proposed Reincorporation). Appraisal or dissenters' rights are, therefore, not available to shareholders of I-Flow California with respect to the Proposed Reincorporation. California law generally affords appraisal rights in sale of assets reorganizations.

DISSOLUTION.

        Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless a majority of the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by the stockholders entitled to vote thereon. Only if the dissolution is initially approved by a board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. I-Flow Delaware's Certificate of Incorporation contains no such supermajority voting requirement, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of I-Flow Delaware that had previously been approved by its Board of Directors.

INTERESTED DIRECTOR TRANSACTIONS.

        Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

        Under California and Delaware law (i) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction also must be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (ii) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of I-Flow California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of I-Flow Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

SHAREHOLDER DERIVATIVE SUITS.

        California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS.

        Under Section 2115 of the California General Corporation Law, corporations not organized under California law that have significant contacts with California are subject to a number of key provisions of California law if
(i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the foreign corporation's business is conducted in California and (ii) more than one-half of the foreign corporation's outstanding voting securities are held of record by persons having addresses in California. The application of this statute would not occur until the first day of the first income year of the corporation commencing on or after the 135th day of the income year immediately following the latest income year in which the corporation meets both of these tests. This law does not apply to corporations
(a) with outstanding securities listed on the New York Stock Exchange or the American Stock Exchange or (b) with at least 800 holders of its equity securities and such outstanding securities are designated as qualified for trading as a national market security on the National Association of Securities Dealers Automatic Quotation System or (c) if such corporation's voting securities are owned directly or indirectly by a corporation not subject to the law. Because the common stock of I-Flow Delaware will continue to be traded on The Nasdaq SmallCap Market, I-Flow Delaware may not avail itself of any of the foregoing exceptions, and thus, there is a risk that California law may someday be applied to the operation of I-Flow Delaware.

        I-Flow Delaware currently would not meet the California holders of record requirement described in clause (ii) above and therefore would not come under the umbrella of California law. If I-Flow Delaware were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to I-Flow Delaware. Instead, I-Flow Delaware could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

        The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock of I-Flow California who receive Common Stock of I-Flow Delaware in exchange for their shares of Common Stock of I-Flow California as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular I-Flow California shareholders, such as dealers in securities, or those I-Flow California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire I-Flow California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

        Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following federal income tax consequences generally should result:

          - No gain or loss should be recognized by holders of Common Stock of I-Flow California upon receipt of shares of Common Stock of I-Flow Delaware pursuant to the Proposed Reincorporation;

          - The aggregate tax basis of the shares of Common Stock of I-Flow Delaware received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the I-Flow California Common Stock surrendered in exchange therefor; and

          - The holding period of the shares of Common Stock of I-Flow Delaware received by each shareholder of I-Flow California should include the period for which such shareholder held the I-Flow California Common Stock surrendered in exchange therefor, provided that such I-Flow California Common Stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

        The Company has not requested a ruling from the Internal Revenue Service (the "IRS"), nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above.

        The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and I-Flow Delaware should succeed, without adjustment, to the federal income tax attributes of I-Flow California.

                     VOTE REQUIRED AND BOARD RECOMMENDATION

        Approval of the Reincorporation Proposal also will constitute approval of the (i) Merger Agreement, the Certificate of Incorporation and the Bylaws of I-Flow Delaware and (ii) the assumption of the Company's employee benefit plans and outstanding stock options by I-Flow Delaware. Approval will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company. The effect of an abstention or a broker non-vote on is the same as that of a vote against the Reincorporation Proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 2.

                                 PROPOSAL NO. 3
          APPROVAL OF THE I-FLOW CORPORATION 2001 EQUITY INCENTIVE PLAN

GENERAL

        On February 22, 2001, the Board of Directors authorized the adoption, subject to shareholder approval, of the I-Flow Corporation 2001 Equity Incentive Plan and the concurrent termination of the I-Flow Corporation 1996 Stock Incentive Plan. As of March 1, 2001, 2,307,704 shares underlying options have been awarded under the 1996 Stock Incentive Plan and 192,269 shares are available for future grants of awards under the 1996 Stock Incentive Plan. If the Company's shareholders approve Proposal No. 3, these 192,296 remaining shares will be cancelled with the termination of the 1996 Stock Incentive Plan. Following the cancellation of these shares reserved for issuance, 750,000 shares of the Company's Common Stock (subject to antidilution adjustments) will be reserved for issuance under the 2001 Equity Incentive Plan. Options currently outstanding under the 1996 Stock Incentive Plan are unaffected by this proposal. If the Company's shareholders do not approve Proposal No. 3, the 1996 Stock Incentive Plan will not be terminated and the remaining shares reserved under this plan will not be cancelled.

SUMMARY OF THE 2001 EQUITY INCENTIVE PLAN

        The following summary of the 2001 Equity Incentive Plan is qualified in its entirety by the terms of the 2001 Equity Incentive Plan, a copy of which is attached as Appendix D.

        Purpose. The 2001 Equity Incentive Plan's purpose is to promote the interests of the Company and its shareholders by using investment interests in the Company to attract, retain and motivate its management, employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's shareholders.

        Administration, Amendment and Termination. As long as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, the administrator of the 2001 Equity Incentive Plan will be the Company's Compensation Committee, composed solely of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "Outside Directors" as defined in the regulations adopted under Section 162(m) of the Internal Revenue Code. The administrator will have the power to:

          - select the eligible persons to whom, and the times at which, awards will be granted, the nature of each award and the terms and conditions of each award;

          - interpret the 2001 Equity Incentive Plan and the rights of recipients of awards granted under the 2001 Equity Incentive Plan;

          - discontinue, suspend or amend the 2001 Equity Incentive Plan in any manner, subject to shareholder approval only where such approval is required by applicable law, rule or regulation; and

          - accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it deems advisable.

        The 2001 Equity Incentive Plan, as amended from time to time, shall, in the discretion of the administrator, apply to and govern awards granted under the 2001 Equity Incentive Plan prior to the date of such amendment, provided that the consent of an award holder is required if such amendment would alter, terminate, impair or adversely affect an award or cause the award to cease to qualify as an incentive stock option. Awards may be granted under the 2001 Equity Incentive Plan until the tenth anniversary of the approval of the 2001 Equity Incentive Plan by the Company's shareholders.

        Securities Subject to the 2001 Equity Incentive Plan. A total of 750,000 shares of the Company's Common Stock may be issued under the 2001 Equity Incentive Plan, subject to adjustment under the Plan. However, so long as (i) awards granted under the plan and securities underlying those awards are subject to the California Corporate

Securities Law of 1968, as amended, and the rules of the California Commissioner adopted thereunder (the "California Securities Laws"), and (ii) the issuance of Awards and securities underlying Awards is not exempt from qualification under the California Securities Law and is the subject of a qualification permit issued by the California Commissioner, this plan is a "California Regulated Plan." While the plan is a California Regulated Plan, the total number of shares issuable upon exercise of all outstanding awards under the plan or other stock options under other Company plans and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage (currently thirty percent) as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the Rules of the California Commissioner adopted under the California Corporate Securities Law of 1968, as amended.

        The Company may issue Common Stock under the plan from:

          -    authorized but unissued shares of Common Stock; or

          - from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

        The administrator may appropriately adjust the maximum number and kind of shares subject to the 2001 Equity Incentive Plan, the number and kind of shares or other securities subject to the then outstanding awards and the price for each share or other unit of any other securities subject to the then outstanding awards if the Company's Common Stock is affected through any of the following:

          -    merger;                             -    combination;
          -    consolidation;                      -    stock dividend;
          -    sale or exchange of assets;         -    stock split;
          -    recapitalization;                   -    reverse stock split;
          -    reclassification;                   -    spin-off; or
                                                   -    similar transaction


        For purposes of calculating the aggregate number of shares issued under the plan, the Company will count only the number of shares actually issued upon exercise or settlement of an award and not returned to the Company upon expiration, termination or cancellation of any awards. However, if an award holder pays the exercise price or withholding taxes relating to an award with shares of the Company's Common Stock, or if the Company withholds shares in satisfaction of the exercise price or withholding taxes payment, then the Company will reduce the number of shares of Common Stock available for issuance under the 2001 Equity Incentive Plan by the gross number of shares for which the award is exercised or for which it vests, as applicable.

        On March 1, 2001, the closing price of the Company's Common Stock on The Nasdaq SmallCap Market was $2.00 per share. No options or other awards have been granted under the 2001 Equity Incentive Plan.

        Awards Under the 2001 Equity Incentive Plan. The Company may grant the following types of awards under the 2001 Equity Incentive Plan:

          -    stock options;                   -    stock bonuses;
          -    performance awards;              -    stock sales;
          -    restricted stock                 -    phantom stock
          -    stock appreciation rights;       -    dividend equivalents; and
          -    stock payments;                  -    other stock-based benefits.

        Stock options granted under the 2001 Equity Incentive Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options that do not so qualify. However, the aggregate fair market value of any recipient's incentive stock options that become first exercisable during any calendar year may not exceed $100,000, and may be further limited by other requirements in the Internal Revenue Code. If this limitation is exceeded, the excess incentive stock options will be treated as non-qualified stock options.

        Eligibility. Employee-directors, officers, employees, consultants and advisors of the Company and its affiliated entities are eligible to receive awards under the 2001 Equity Incentive Plan. Non-employee directors are not eligible to receive awards under the Plan. The Company estimates that currently approximately 46 persons will be eligible for selection to receive awards under the 2001 Equity Incentive Plan, consisting of approximately 40 employees, 3 consultants and 3 executive officers.

        Terms and Conditions of General Awards Under the 2001 Equity Incentive Plan. The administrator will select the recipients of awards granted under the 2001 Equity Incentive Plan from the pool of eligible persons and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the awards. However, during any period that the Plan is a California Regulated Plan, the terms of any awards granted during such period must comply with the California Commissioner's guidelines for options granted to and shares purchased by employees, directors and consultants, as set forth in the California Securities Laws, unless and to the extent that any such compliance is waived by the California Commissioner.

        Award Pricing. The administrator will determine the exercise or purchase price of awards granted under the 2001 Equity Incentive Plan. In addition, the exercise price for an incentive stock option must comply with the provisions of
Section 422 of the Internal Revenue Code. Section 422 currently provides that the exercise price must not be less than the fair market value of the Company's Common Stock on the date of grant, and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than ten percent of the combined voting power of the Company's Common Stock. Further, the exercise price of stock options and the purchase price of shares of restricted stock that are subject to the California Securities Laws granted while the plan is a California Regulated Plan may not be less than 85% of the fair market value of the Company's Common Stock as of the date of grant, or 110% of the fair market value of the Company's Common Stock as of the date of grant in the case of stock options granted to recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or subsidiary corporations, and 100% of the fair market value of the Company's Common Stock as of the date of grant in the case of restricted stock granted to recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or subsidiary corporations, unless and to the extent that any such requirement is waived by the California Commissioner.

        Award Vesting and Term. The administrator will determine the date or dates on which awards granted under the 2001 Equity Incentive Plan vest and become exercisable. In addition, the term for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the incentive stock option may not be exercisable after the expiration of ten years from the date of grant, or five years in the case of an incentive stock option granted to a person owning more than 10% of the combined voting power of the Company's Common Stock. Further, stock options granted to or shares of restricted stock granted or sold to any recipient other than an officer, director or consultant of the Company or its affiliate, that are subject to the California Securities Laws granted or sold while this plan is a California Regulated Plan must vest and become exercisable at the rate of at least 20% per year over five years from the date of grant, unless and to the extent that any such requirement is waived by the California Commissioner.

        Awards granted under the 2001 Equity Incentive Plan may be exercised at any time after they vest and before the expiration date determined by the administrator, provided that an award is generally exercisable following an award holder's termination of employment only to the extent that the award had become exercisable on or before the date of termination. Furthermore, in the absence of a specific agreement to the contrary, stock options will generally expire and become unexercisable immediately upon termination of the recipient's employment with the Company for just cause; 30 days after termination of the recipient's employment with the Company for any reason other than just cause, death, permanent disability or normal retirement; or six (6) months after termination of the recipient's employment with the Company due to death, permanent disability or normal retirement, unless the term of the options provides for an earlier expiration. The administrator may accelerate the vesting of any options and may also extend the period following termination of employment with the Company during which options may vest and be exercised.

        Other Award Provisions. The administrator will determine any applicable performance criteria, restrictions or conditions of any award.

        Award Payments. A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award. The Company may extend or arrange for the extension of credit to any award holder to finance the award holder's purchase of shares upon exercise of the holder's award on terms approved by the administrator, subject to restrictions under applicable laws and regulations, or allow exercise in a broker's transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying Common Stock. The administrator may, in its discretion, allow an award holder to pay the exercise price for an award by delivering the Company's Common Stock.

        Limited Transferability of Awards. Awards are generally not transferable by the recipient during the life of the recipient.

        Awards Documentation. An agreement duly executed on behalf of the Company and by the recipient or, a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the award, will evidence awards granted under the 2001 Equity Incentive Plan.

        Rights With Respect to Common Stock. No recipient of an award under the 2001 Equity Incentive Plan or other person will have any right, title or interest in or to any shares of Common Stock subject to any award or any rights as a shareholder unless the award is duly exercised pursuant to the terms of the 2001 Equity Incentive Plan and the shares of Common Stock are issued to the recipient upon exercise of the award.

        Plan Provisions Regarding Changes in Control. As of the effective time and date of any change in the Company's control (as defined in the 2001 Equity Incentive Plan), the 2001 Equity Incentive Plan and any of the then outstanding awards (whether or not vested) will automatically terminate unless:

          - provision is made in writing in connection with such transaction for the continuance of the 2001 Equity Incentive Plan and for the assumption of such awards, or for the substitution for such awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 2001 Equity Incentive Plan and such outstanding awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or

          - the Board of Directors otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding awards (whether or not vested), including without limitation accelerating the vesting of outstanding awards or providing for the cancellation of awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices).

        If, pursuant to these plan provisions, the 2001 Equity Incentive Plan and the awards terminate by reason of the occurrence of a change in control without provision for any of the actions described in the paragraph above, then any recipient holding outstanding awards shall have the right, at such time immediately prior to the consummation of the change in control as the Board of Directors shall designate, to exercise the recipient's awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

        Plan Provisions Regarding Section 162(m) the Internal Revenue Code. In general, Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to its Chief Executive Officer and other four most highly compensated employees, including any compensation relating to an award under the 2001 Equity Incentive Plan. To prevent compensation relating to an award under the 2001 Equity Incentive Plan from being subject to the $1,000,000 limit of Internal Revenue Code Section 162(m), the 2001 Equity Incentive Plan provides that no eligible person shall be granted any awards with respect to more than 500,000 shares of Common Stock in any one calendar year if such grant would otherwise be subject to Section 162(m).

        Furthermore, if Internal Revenue Code Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an award is not based solely on an increase in the value of the Company's underlying Common Stock after the date of grant or award, the administrator can condition the grant, vesting, or exercisability of such an award on the attainment of a preestablished objective performance goal. For this purpose, a preestablished objective performance goal may include one or more of the following performance criteria:

        -   cash flow;                          -   return on assets or
                                                    net assets;
        -   earnings per share,                 -   income or net income;
            including earnings before           -   operating margin;
            interest, taxes and amortization;   -   return on operating revenue;
                                                    or
        -   return on equity;                   -   any similar performance
                                                    criteria.
        -   total shareholder return;
        -   return on capital;

TAX INFORMATION

        The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. The exact federal income tax treatment of transactions under the 2001 Equity Incentive Plan will vary depending upon the specific facts and circumstances involved.

        Incentive Stock Options. Except as discussed below, under federal tax law, a recipient of an incentive stock option generally will not pay tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is an employee of the Company or within three months following termination of the recipient's employment (or no later than one year, if termination was due to a permanent and total disability).

        If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date the Company transfers those shares to the recipient or two years after the date the Company grants the incentive stock option to the recipient, then:

          - if the recipient's sales price exceeds the exercise price of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the exercise price of the incentive stock option; or

          - if the recipient's sales price is less than the exercise price of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the exercise price of the incentive stock option over the sales price of the shares.

        If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date the Company transfers the shares to the recipient pursuant to the recipient's exercise of the incentive stock option and at least two years after the date the Company grants the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the exercise price of the incentive stock option.

        The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option exceeds the exercise price on the date of exercise will be included as a positive adjustment in the calculation of the recipient's "alternative minimum taxable income" in the year of exercise. The "alternative minimum tax" will generally equal the amount by which 26% or 28% (depending upon the amount of the recipient's alternative minimum taxable income reduced by certain exemption amounts) of the recipient's alternative minimum taxable income (reduced by certain exemption amounts) exceeds the recipient's regular income tax liability for the year. Before exercising an incentive stock option, a recipient should determine whether and to what extent exercise of an incentive stock option will result in alternative minimum tax in the year of exercise.

        In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, the Company will be entitled to a deduction equal to the tax amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, the Company is not entitled to any deduction.

        Non-qualified Stock Options. The Company's grant of a non-qualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a non-qualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the exercise price of the non-qualified stock option. The Company generally will be entitled to deduct as a compensation expense the amount of such ordinary income. The recipient's subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price paid for the shares plus the ordinary income recognized with respect to the shares, and these capital gains will be taxable as long term or short term capital gains depending upon the recipient's holding period after exercise. If the recipient is an "insider" (as defined below), the recipient is advised to consult a tax advisor about the possibility of making an election under Section 83(b) of the Internal Revenue Code upon exercise of a non-qualified stock option.

        Stock Appreciation Rights and Phantom Stock. Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the amount paid by the Company under either arrangement on the date the holder receives payment. If the Company places a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder's right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

        Stock Purchase Rights -- Restricted Stock. Under the 2001 Equity Incentive Plan, the Company is authorized to grant rights to purchase the Company's restricted Common Stock subject to a right to repurchase such stock at the price paid by the participant if the participant's employment relationship with the Company terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time the Company's repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under
Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is timely made, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant's acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock. In the event that a participant forfeits restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant's purchase price for such stock). The Company generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant with respect to restricted stock for the Company's taxable year in which, or with which, ends in the taxable year.

        Other Awards. In addition to the types of awards described above, the 2001 Equity Incentive Plan authorizes certain other awards that may include payments in cash, the Company's Common Stock, or a combination of cash and Common Stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and the Company will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2001 Equity Incentive Plan will be a taxable event at the time the participant has an unrestricted right to receive such stock if such stock would not be subject to a substantial risk of forfeiture or would be transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the award over the amount, if any, that the participant pays for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Internal Revenue Code Section 83 generally will be taxed under the rules applicable to restricted stock as described above.

        Withholding. In the event that an optionee or other recipient of an award under the 2001 Equity Incentive Plan is an employee of the Company, the Company ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2001 Equity Incentive Plan.

        Special Rules Applicable to "Insiders." If a recipient of an award is an "insider" (a director, officer or other individual subject to Section 16 of the Exchange Act), the recipient may be required to defer determination of the amount of income and the timing of income recognition in connection with an award under the plan, and the beginning of the holding period for any shares the recipient receives, until the expiration of any period during which the recipient would be restricted from disposing of any shares the recipient received. The recipient will not be required to defer these determinations if the recipient makes a valid election under Section 83(b) of the Internal Revenue Code. If a recipient is an insider, the recipient is advised to consult a tax advisor to determine the tax consequences of exercising options granted to the recipient under the plan.

        Certain Additional Rules Applicable to Awards. The terms of awards granted under the 2001 Equity Incentive Plan may provide for accelerated vesting in connection with a change in control of I-Flow Corporation. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. Participants are advised to consult their tax advisors as to whether accelerated vesting or payment of an award in connection with a change in the Company's control would give rise to an excess parachute payment.

        The Company generally is entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, the Company's deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to the Chief Executive Officer and the other four most highly compensated employees may be limited to $1 million per person annually. Depending on the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2001 Equity Incentive Plan may be included in the compensation subject to such deduction limitation.

        Special rules will apply in cases where a recipient pays the exercise price of the award or applicable withholding tax obligations under the 2001 Equity Incentive Plan by delivering any previously-owned common stock of the Company or by reducing the number of shares of common stock otherwise issuable pursuant to the award. Participants who contemplate taking any such action are advised to consult with their personal tax advisors regarding the tax consequences of such action.

PARTICIPATION IN THE 2001 EQUITY INCENTIVE PLAN BY EXECUTIVE OFFICERS, DIRECTORS AND OTHER EMPLOYEES; INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        The administrator has the discretion to determine which eligible persons will receive awards under the plan. Non-employee directors are not eligible to receive awards under the 2001 Equity Incentive Plan. Future participation in the 2001 Equity Incentive Plan by executive officers, employee-directors and other employees is not determinable, nor can it be determined what benefits would have been received by or allocated to executive officers and other employees had the Plan been in effect for the last completed fiscal year.

                     VOTE REQUIRED AND BOARD RECOMMENDATION

        For the 2001 Equity Incentive Plan to be approved: (i) the number of shares voting in favor of the equity incentive plan must be greater than the total number of shares voting against the matter and (ii) the number of shares voting in favor of the equity incentive plan must constitute at least a majority of the required quorum for the meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 3.

                                    AUDITORS

        The firm of Deloitte & Touche LLP has served as the Company's independent public accountants for the calendar year ended December 31, 2000 and has been selected to serve for the fiscal year ended December 31, 2001. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, at which time such representative will be given an opportunity to make a statement, if desired, and to respond to appropriate shareholder questions.

                                 ANNUAL REPORTS

        The Company's Annual Report on Form 10-K for the calendar year ended December 31, 2000, including audited financial statements, is being mailed to shareholders along with this Proxy Statement.

                                 OTHER BUSINESS

        At the time of the preparation of this Proxy Statement, the Company's Board of Directors had not been informed of any other matters that would be presented for action at the Annual Meeting. If any other matters are properly presented, the persons named in the accompanying form of Proxy will vote or refrain from voting in accordance with their best judgment.

                           2002 SHAREHOLDER PROPOSALS

        Shareholders who wish to include proposals for action at the Company's 2002 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than December 2, 2001. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

        Shareholders who do not present proposals for inclusion in the Proxy Statement but who still intend to submit a proposal at the 2002 Annual Meeting must, in accordance with the Company's Bylaws, provide timely written notice of the matter to the Secretary of the Company. To be timely, a shareholder's written notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more then 90 days prior to the Annual Meeting as originally scheduled. If less than 70 days notice or prior public disclosure of the date of the scheduled Annual Meeting is given, then notice of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made, whichever first occurs. Any notice to the Secretary must include as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the proposal desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and record address of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal; (iii) the class and number of shares of the Company's stock which are beneficially owned by the shareholder and (iv) any financial interest of the shareholder in such proposal.

                                            By Order of the Board of Directors

                                            Donald M. Earhart
Dated: April 4, 2001                        Chief Executive Officer

                                                                      APPENDIX A

                               I-FLOW CORPORATION

                             AUDIT COMMITTEE CHARTER

MISSION STATEMENTS

        The Audit Committee (the "Committee") is charged with assisting the Board of Directors in fulfilling its oversight responsibilities of ensuring the protection of the Company's assets. The Committee reviews internal control policies and monitors the systems and practices that implement such policies. It also seeks to ensure the fairness of the Company's financial statements provided to stockholders, regulatory agencies and others.

AUTHORITY

        The Committee reports and is accountable to the Board of Directors. The Committee has full authority and unrestricted access to the resources, information and personnel necessary to achieve its mission. The Committee shall maintain free and open communication with the independent auditors and the Company's management. It has the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and retain independent counsel, accountants or others to assist in the conduct of such investigations.

MEMBERSHIP

- The Board of Directors shall appoint the members of the Committee, including its chairperson.

- The Committee shall be comprised of at least three Directors who are "independent" as provided in the NASD rules.

- Each member of the Committee shall be financially literate and one member of the Committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

RESPONSIBILITIES

To create an internal control best practices environment, the Committee will:

- Assure an open avenue of communication between the chief financial officer, the independent accountants and the Board of Directors.

- Review and evaluate the qualifications, scope of services and procedures (including audit and management consulting services), and fees of the independent accountants.

- Recommend to the Board of Directors the appointment of the independent accountants.

- Review and discuss with management and the independent auditors the annual audit report and recommendations of the independent accountants, including a discussion of the auditor's judgment as to the quality of the Company's accounting principles.

- Assure correction of weaknesses identified by the independent accountants in accounting procedures and internal controls that may have a material impact on the Company's financial reports, financial position or assets.

- Review annual (10-K) filings before release to the SEC to assure that such information is consistent with the information contained in the Company's financial statements and is in compliance with statutory requirements.

- Review and discuss with management and the independent auditors the Company's annual and quarterly financial statements.

- Review significant changes in the accounting policies of the Company and accounting and financial reporting rule changes that may have a significant impact on the Company's financial reports.

- Review with the auditor the written statement from the auditor, required by Independence Standards Board Standard No. 1, concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the auditor.

- Review, set policy and evaluate the effectiveness of the Company's processes for assessing significant risk exposures and measures that management has taken to minimize such risks.

- Receive presentations from management personnel on key functional activities of the Company, including information technology, taxes, treasury, environmental and legal matters, and contingent liabilities.

-    Review and approve the Company's policy for the investment of cash assets.

- Conduct an annual review by category of expenditures of officers' expense accounts, perquisites and the use of other corporate assets.

-    Review the Committee's charter at least annually and revise as appropriate.

- Meet at least annually with the chief financial officer and the independent accountants, in separate executive sessions, to discuss any matters that the Committee or these groups believe should be considered privately.

- Report Committee actions to the Board of Directors and make such recommendations as the Committee deems appropriate.

- Perform such other functions as assigned by law, the Company's charter, bylaws and Board of Directors.

- Issue annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

MEETINGS

- The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The majority of the members of the Committee shall constitute a quorum.

                                                                      APPENDIX B


                            FORM OF MERGER AGREEMENT


        THIS AGREEMENT AND PLAN OF MERGER dated May ___, 2001 (the "Agreement") is between I-Flow Corporation, a Delaware corporation ("I-Flow Delaware"), and I-Flow Corporation, a California corporation ("I-Flow California"). I-Flow Delaware and I-Flow California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

        A. I-Flow Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 45,000,000 shares, $.001 par value, of which 40,000,000 shares are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." The shares of Preferred Stock of I-Flow Delaware are undesignated as to series, rights, preferences, privileges or restrictions.

        B. I-Flow California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 45,000,000 shares, no par value, of which 40,000,000 are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." Of the Preferred Stock: (i) 866,175 shares are designated Series A Preferred Stock, all of which have been issued and none of which are outstanding as a result of conversion into Common Stock; (ii) 656,250 shares of Preferred Stock are designated as Series B Preferred Stock, all of which have been issued and none of which are outstanding as a result of conversion into Common Stock; and (iii) the remaining shares of Preferred Stock of I-Flow California are undesignated as to series, rights, preferences, privileges or restrictions.

        C. The Board of Directors of I-Flow California has determined that, for the purpose of effecting the reincorporation of I-Flow California in the State of Delaware, it is advisable and in the best interests of I-Flow California and its shareholders that I-Flow California merge with and into I-Flow Delaware upon the terms and conditions herein provided.

        D. The respective Boards of Directors of I-Flow Delaware and I-Flow California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, I-Flow Delaware and I-Flow California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    AGREEMENT

1.      MERGER

        1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, I-Flow California shall be merged with and into I-Flow Delaware (the "Merger"); the separate existence of I-Flow California shall cease and I-Flow Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware; I-Flow Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation;" and the name of the Surviving Corporation shall be I-Flow Corporation.

        1.2 Effectiveness. The Merger shall become effective on _______, 2001. The date and time when the Merger shall become effective is herein called the "Effective Date of the Merger."

        1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of I-Flow California shall cease and I-Flow Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and I-Flow California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of I-Flow California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of I-Flow California in the same manner as if I-Flow Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

2.      CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1 Certificate of Incorporation. The Certificate of Incorporation of I-Flow Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.2 Bylaws. The Bylaws of I-Flow Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3 Directors and Officers. The directors and officers of I-Flow California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.      MANNER OF CONVERSION OF STOCK

        3.1 I-Flow California Common Stock. Upon the Effective Date of the Merger, each share of I-Flow California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

        3.2 I-Flow California Options and Stock Purchase Rights. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the 2001 Stock Incentive Plan, provided that it has been adopted by the shareholders of I-Flow California) and all other employee benefit plans of I-Flow California.

Each outstanding and unexercised option or other right to purchase or security convertible into I-Flow California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of I-Flow California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such I-Flow California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of I-Flow California. A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of I-Flow California Common Stock so reserved immediately prior to the Effective Date of the Merger.

        3.3 I-Flow Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of I-Flow Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by I-Flow Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

        3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of I-Flow California Common Stock may, at such stockholder's option, surrender the same for cancellation to American Stock Transfer & Trust Company as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of I-Flow California Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of I-Flow California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of I-Flow California Common Stock were converted in the Merger.

        The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of I-Flow California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

        If any certificate for shares of I-Flow Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to I-Flow Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of I-Flow Delaware that such tax has been paid or is not payable.

4.      GENERAL

        4.1 Covenants of I-Flow Delaware. I-Flow Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

               (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

               (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by I-Flow Delaware of all of the franchise tax liabilities of I-Flow California; and

               (c) Take such other actions as may be required by the California General Corporation Law.

        4.2 Further Assurances. From time to time, as and when required by I-Flow Delaware or by its successors or assigns, there shall be executed and delivered on behalf of I-Flow California such deeds and other instruments, and there shall be taken or caused to be taken by I-Flow Delaware and I-Flow California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by I-Flow Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of I-Flow California and otherwise to carry out the purposes of this Agreement, and the officers and directors of I-Flow Delaware are fully authorized in the name and on behalf of I-Flow California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        4.3 Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either I-Flow California or I-Flow Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of I-Flow California or by the sole stockholder of I-Flow Delaware, or by both.

        4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

        4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 9 East Loockerman Street, Dover, Delaware 19901, County of Kent, and National Registered Agents, Inc. is the registered agent of the Surviving Corporation at such address.

        4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation 20202 Windrow Drive, Lake Forest, California 92630 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

        4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

        4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of I-Flow Delaware and I-Flow California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                            I-FLOW CORPORATION,
                                            a Delaware corporation

                                            By:
                                               --------------------------------
                                            Donald M. Earhart,
                                            Chairman, President and
                                            Chief Executive Officer

ATTEST:

--------------------------------------
Henry T. Tai,
Secretary
                                            I-FLOW CORPORATION,
                                            a California corporation

                                            By:
                                               --------------------------------

                                            Donald M. Earhart,
                                            Chairman, President and
                                            Chief Executive Officer

ATTEST:

--------------------------------------
Henry T. Tai,
Secretary

                                                                      APPENDIX C

                                    FORM OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               I-FLOW CORPORATION


                                    ARTICLE I

                               NAME OF CORPORATION

                        The name of this corporation is:

                               I-FLOW CORPORATION


                                   ARTICLE II

                                REGISTERED OFFICE

        The address of the registered office of the corporation in the State of Delaware is 9 East Loockerman Street, in the City of Dover 19901, County of Kent, and the name of its registered agent at that address is National Registered Agents, Inc.


                                   ARTICLE III

                                     PURPOSE

        The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV

                            AUTHORIZED CAPITAL STOCK

        The corporation is authorized to issue two classes of shares to be designated, respectively, "Common" and "Preferred"; the total number of shares shall be forty five million (45,000,000); the total number of Common shares shall be forty million (40,000,000), each having a par value of one cent ($0.001); and the total number of Preferred shares shall be five million (5,000,000), each having a part value of one cent ($0.001).

        The Preferred shares may be issued from time to time in one or more series. The Board of Directors is hereby vested with the authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the dividend rate, conversion rights, redemption price and liquidation preference, of any series of Preferred shares, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so deceased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

                                    ARTICLE V

                                  INCORPORATOR

        The name and mailing address of the incorporator of the corporation is:

               (NAME OF INDIVIDUAL AT NCR WHO WILL SIGN)
               c/o National Corporate Research, LTD.
               9 East Loockerman Street
               Dover, Delaware 19901


                                   ARTICLE VI

                          BOARD POWER REGARDING BYLAWS

        All the powers of this corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of the corporation. In furtherance and not in limitation of that power the Board of Directors shall have the power to make, adopt, alter amend and repeal from time to time by-laws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to adopt, alter, amend and repeal by-laws made by the Board of Directors; provided, however, that by-laws shall not be adopted, altered, amended or repealed by the stockholders of the corporation except by the vote of the holders of not less than eighty percent (80%) of the outstanding shares of stock entitled to vote upon the election of directors.


                                   ARTICLE VII

                              ELECTION OF DIRECTORS

        Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

                                  ARTICLE VIII

                            ACTION BY WRITTEN CONSENT

        No action required to be taken or which may be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.


                                   ARTICLE IX

                        LIMITATION OF DIRECTOR LIABILITY

        To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. No repeal or modification of this Article IX by the stockholders shall adversely affect any right or protection of a director of the corporation existing by virtue of this
Article IX at the time of such repeal or modification.


                                    ARTICLE X

                                 CORPORATE POWER

        The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.


                                   ARTICLE XI

                       CREDITOR COMPROMISE OR ARRANGEMENT

        Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

        THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the Delaware General Corporation Law, does make and file this Certificate.



Dated:                , 2001
        --------------



                                            -----------------------------------
                                            (NAME), Incorporator

                                                                      APPENDIX D

                                    FORM OF
                               I-FLOW CORPORATION

                                     BYLAWS


                                    ARTICLE I

                                     OFFICES

        SECTION 1.01 Registered Office. The registered office of I-Flow Corporation (hereinafter called the "Corporation") in the State of Delaware shall be at 9 East Loockerman Street, City of Dover, County of Kent, and the name of the registered agent in charge thereof shall be National Registered Agents, Inc.

        SECTION 1.02 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors (hereinafter called the "Board") may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

        SECTION 2.01 Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time, date and place as the Board shall determine by resolution.

        SECTION 2.02 Special Meetings. A special meeting of the stockholders for the transaction of any proper business may be called at any time by the Board, the Chairman of the Board or by the President.

        SECTION 2.03 Place of Meetings. All meetings of the stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof.

        SECTION 2.04 Notice of Meetings. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his post office address furnished by him to the Secretary of the Corporation for such purpose or, if he shall not have furnished to the Secretary his address for such purpose, then at his post office address last known to the Secretary, or by transmitting a notice thereof to him at such address by telegraph, cable, or wireless. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except as a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

        SECTION 2.05 Quorum. Except in the case of any meeting for the election of directors summarily ordered as provided by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. In the absence of a quorum at any meeting or any adjournment thereof; a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

        SECTION 2.06  Voting.

        (a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the
Corporation:

               (i) on the date fixed pursuant to Section 6.05 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

               (ii) if no such record date shall have been so fixed, then (a) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

        (b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

        (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

        SECTION 2.07 List of Stockholders. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        SECTION 2.08 Judges. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

        SECTION 2.09 Action Without Meeting. As provided in the Certificate of Incorporation of the Corporation, any action that may be or is required to be taken by the stockholders, must be taken at an annual or special meeting of stockholders.

        SECTION 2.10 Notice for Stockholder Nominees. Only persons who are nominated in accordance with the procedures set forth in this Section 2.10 shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section
2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.10. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

        SECTION 2.11 Notice for Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.11. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2.11, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                                   ARTICLE III

                               BOARD OF DIRECTORS

        SECTION 3.01 General Powers. The property, business and affairs of the Corporation shall be managed by the Board.

        SECTION 3.02 Number and Term of Office. The Board shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board. The number of directors of the corporation shall initially be seven (7). Directors need not be stockholders. Each of the directors of the Corporation shall hold office until his successor shall have been duly elected and shall quality or until he shall resign or shall have been removed in the manner hereinafter provided.

        SECTION 3.03 Election of Directors. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.

        SECTION 3.04 Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 3.05 Vacancies. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall quality or until he shall resign or shall have been removed in the manner hereinafter provided.

        SECTION 3.06 Place of Meeting Etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

        SECTION 3.07 First Meeting. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

        SECTION 3.08 Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

        SECTION 3.09 Special Meetings. Special meetings of the Board of Directors may be called at any time, and for any purpose permitted by law, by the President, or by the Secretary on the written request of a majority of the members of the Board of Directors, which meetings shall be held at the time and place either within or without the State of Delaware designated by the person or persons calling the meeting.

        SECTION 3.10 Notice. Notice of the time, place and purpose of any special meeting shall be given to the Directors by the Secretary, or in case of his absence, refusal or inability to act, by any other officer. Any such notice may be given by mail, by telegraph, by telephone, by facsimile or by personal service, to each of the Directors. If the notice is by mail, it shall be deposited in a United States Post Office at least forty-eight hours before the time of the meeting; if by facsimile, transmitted at least twelve hours before the time of the meeting; and if by telegraph, by deposit of the message with the telegraph company at least twelve hours before the time of the meeting, if by telephone or by personal service, given at least twelve hours before the time of the meeting.

        Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

        SECTION 3.11 Quorum and Manner of Acting. Except as otherwise provided in these Bylaws or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

        SECTION 3.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

        SECTION 3.13 Removal of Directors. Subject to the provisions of the Certificate of Incorporation, any director may be removed at any time, either with or without cause, by the affirmative vote of the stockholders having a majority of the voting power of the Corporation given at a special meeting of the stockholders called for the purpose.

        SECTION 3.14 Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

        SECTION 3.15 Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

                                   ARTICLE IV

                                    OFFICERS

        SECTION 4.01 Title. The Corporation may have such officers as the Board deems necessary. The officers of the Corporation shall include a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board) and a Secretary.

        SECTION 4.02 Election, Term of Office and Qualifications. The officers of the Corporation, except such officers as may be appointed in accordance with
Section 4.03, shall be elected annually by the Board at the first meeting thereof held after the election thereof. Each officer shall hold office until his successor shall have been duly chosen and shall quality or until his resignation or removal in the manner hereinafter provided.

        SECTION 4.03 Assistants, Agents and Employees. Etc. In addition to the officers specified in Section 4.01, the Board may appoint other assistants, agents and employees as it may deem necessary or advisable, including one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

        SECTION 4.04 Removal. Any officer, assistant, agent or employee of the Corporation may be removed, with or without cause, at any time: (i) in the case of an officer, assistant, agent or employee appointed by the Board, only by resolution of the Board; and (ii) in the case of an officer, assistant, agent or employee, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

        SECTION 4.05 Resignations. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 4.06 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or other cause, may be filled for the unexpired portion of the term thereof in the manner prescribed in these Bylaws for regular appointments or elections to such office.

        SECTION 4.07 The President. The President of the Corporation shall be the chief executive officer of the Corporation and shall have, subject to the control of the Board, general and active supervision and management over the business of the Corporation and over its several officers, assistants, agents and employees.

        SECTION 4.08 The Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board may from time to time prescribe. At the request of the President, or in case of the President's absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

        SECTION 4.09 The Secretary. The Secretary shall, if present, record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed in one or more books provided for that purpose; he shall see that all notices are duly given in accordance with these Bylaws and as required by law; he shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, he shall perform all the duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board.

        SECTION 4.10 Compensation. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

                                    ARTICLE V

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

        SECTION 5.01 Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

        SECTION 5.02 Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

        SECTION 5.03 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President, any Vice President or the Chief Financial Officer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

        SECTION 5.04 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

        SECTION 5.05 Loans to Employees and Officers. In accordance with Delaware law, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the Corporation or of its subsidiaries, whenever, in the judgment of the Board, such loan, guaranty, or assistance may reasonably be expected to benefit the corporation. The loan guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board shall approve; including, without limitation, a pledge of shares of stock of the corporation.

                                   ARTICLE VI

                            SHARES AND THEIR TRANSFER

        SECTION 6.01 Certificates for Stock. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the President or a Vice President, and by the Secretary or an Assistant Secretary or by the Chief Financial Officer, a Treasurer or an Assistant Treasurer. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof; and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 6.04.

        SECTION 6.02 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

        SECTION 6.03 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

        SECTION 6.04 Lost, Stolen, Destroyed, and Mutilated Certificates. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

        SECTION 6.05 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders or expressing consent to corporate action without a meeting the Board shall not fix such a record date, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                   ARTICLE VII

                                 INDEMNIFICATION

        SECTION 7.01 Action, Etc. Other Than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

        SECTION 7.02 Actions, Etc. by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        SECTION 7.03 Determination of Right of Indemnification. Any indemnification under Section 7.01 or 7.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 7.01 and 7.02. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

        SECTION 7.04 Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Article, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.01 or 7.02, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

        SECTION 7.05 Prepaid Expenses. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

        SECTION 7.06 Other Rights and Remedies. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        SECTION 7.07 Insurance. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

        SECTION 7.08 Constituent Corporations. For the purposes of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

        SECTION 7.09 Other Enterprises, Fines, and Serving at Corporation's Request. For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the, participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

                                  ARTICLE VIII

                                  MISCELLANEOUS

        SECTION 8.01 Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

        SECTION 8.02 Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

        SECTION 8.03 Amendments. These Bylaws, or any of them, may be altered, amended or repealed, and new Bylaws may be made, (i) by the Board, by vote of a majority of the number of directors then in office as directors, acting at any meeting of the Board or by written consent, or (ii) by the stockholders, at any annual or special meeting of stockholders; provided that the advance notice provisions contained herein are complied with; and provided further that the supermajority voting requirements contained in the Company's Certificate of Incorporation are complied with.

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                            CERTIFICATE OF SECRETARY

        The undersigned, being the duly elected Secretary of I-Flow Corporation, a Delaware corporation, hereby certifies that the Bylaws to which this Certificate is attached were duly adopted by the Board of Directors of said Corporation as of the ___ day of _____, 2001.


                                            -----------------------------------
                                            Secretary

                                                                      APPENDIX E

                                    FORM OF
                               I-FLOW CORPORATION

                           2001 EQUITY INCENTIVE PLAN



                                    ARTICLE I
                                 PURPOSE OF PLAN

        *The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management, employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article VIII.

                                   ARTICLE II
                         EFFECTIVE DATE AND TERM OF PLAN

        2.1 TERM OF PLAN. This Plan became effective as of the Effective Date and will continue in effect until the Expiration Date, at which time this Plan will automatically terminate.

        2.2 EFFECT ON AWARDS. Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

                                   ARTICLE III
                             SHARES SUBJECT TO PLAN

        3.1 NUMBER OF SHARES. The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 750,000, subject to adjustment as set forth in Section 3.4, provided, however, that at no time while this Plan is a California Regulated Plan shall the total number of shares issuable upon exercise of all outstanding Awards or other stock options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage (currently thirty percent) as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner.

        3.2 SOURCE OF SHARES. The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

        3.3 AVAILABILITY OF UNUSED SHARES. Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan


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

will be reduced by the gross number of shares for which the Award is exercised or for which it vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

        3.4 ADJUSTMENT PROVISIONS.

               (a) Adjustments. If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 7.1, an appropriate and proportionate adjustment shall be made by the Administrator in its discretion in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; and/or (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

               (b) No Fractional Interests. No fractional interests will be issued under the Plan resulting from any adjustments.

               (c) Adjustments Related to Company Stock. To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

               (d) Right to Make Adjustment. The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

               (e) Limitations. No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

        3.5 RESERVATION OF SHARES. The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

                                   ARTICLE IV
                             ADMINISTRATION OF PLAN

        4.1 ADMINISTRATOR.

               (a) Plan Administration. This Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).

               (b) Administration by Committee.

               (i) The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time.

                      (ii) Notwithstanding the foregoing provisions of this
        Section 4.1(b) to the contrary, as long as the Company is an Exchange Act Registered Company, (1) the Board of shall appoint the Committee,
        (2) this Plan shall be administered by the Committee, and (3) each of the Committee's members shall be Non-Employee Directors and in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance Based Compensation, then each of the Committee's members shall, in addition to being a Non-Employee Director, also be an Outside Director.

        4.2 AUTHORITY OF ADMINISTRATOR.

               (a) Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

               (b) Authority to Grant Awards. Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

               (c) Procedures. Subject to the Company's charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

        4.3 NO LIABILITY. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

        4.4 AMENDMENTS.

               (a) Plan Amendments. The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

               (b) Award Amendments. The Administrator may at any time and from time to time in its discretion, subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable.

               (c) Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

        4.5 OTHER COMPENSATION PLANS. The adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, except that upon stockholder approval of this Plan, the Company's 1996 Stock Incentive Plan will be terminated by the Board. This Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

        4.6 PLAN BINDING ON SUCCESSORS. Subject to Section 7.1, this Plan will be binding upon the successors and assigns of the Company.

        4.7 REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES. Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

        4.8 INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

        4.9 GOVERNING LAW. This Agreement will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

        4.10 INTERPRETATION. Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

                                    ARTICLE V
                            GENERAL AWARD PROVISIONS

        5.1 PARTICIPATION IN PLAN.

               (a) Eligibility to Receive Awards. A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

               (b) Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

               (c) Awards to Foreign Nationals. Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

        5.2 AWARD DOCUMENTS. Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

        5.3 PAYMENT FOR AWARDS.

               (a) Payment of Exercise Price. The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

               (b) Company Assistance. The Company may assist any person to whom an Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. In case of such a loan, the Administrator may require that the exercise be followed by a prompt sale of some or all of the underlying shares and that a portion of the sale proceeds be dedicated to full payment of the exercise price and amounts required pursuant to
Section 5.9.

               (c) Cashless Exercise. If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

               (d) No Precedent. Recipients will have no rights to the assistance described in Section 5.3(b) or the exercise techniques described in
Section 5.3(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

        5.4 NO EMPLOYMENT RIGHTS. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are "at will" employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will determined by the Administrator and the Administrator's determination thereof will final and binding.

        5.5 RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.

               (a) Government Approvals. All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

               (b) No Registration Obligation; Recipient Representations. The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

        5.6 NO RIGHTS OR PRIVILEGES REGARDING STOCK OWNERSHIP OR SPECIFIC ASSETS. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a shareholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. During any time that this Plan is a California Regulated Plan, the Company will comply with Section 260.140.1 of Title 10 of the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        5.7 NONASSIGNABILITY. No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.7, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, Stock Options and stock purchase rights that are California Regulated Securities may not be transferred other than by will or the laws of descent and distribution at any time that this Plan is a California Regulated Plan, unless and to the extent that this requirement is waived by the California Commissioner, and Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of
Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

        5.8 INFORMATION TO RECIPIENTS.

               (a) Provision of Information. The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations, provided that during any time that this Plan is a California Regulated Plan, holders of California Regulated Securities will receive financial statements of the Company at least annually to the extent required by the California Securities Rules.

               (b) Confidentiality. The furnishing of financial and other information that is confidential to the Company is subject to the Recipient's agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient's position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.8(b) (which acknowledgment is not to be a condition to Recipient's obligations under this Section 5.8(b)).

        5.9 WITHHOLDING TAXES. Whenever the granting, vesting or exercise of any Award, or the issuance of any securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be, is determined.

        5.10 LEGENDS ON AWARDS AND STOCK CERTIFICATES. Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

        5.11 EFFECT OF TERMINATION OF EMPLOYMENT ON AWARDS.

               (a) Termination of Vesting. Notwithstanding anything to the contrary herein, but subject to Section 5.11(b) Awards will be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

               (b) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient's termination of employment during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

               (c) Leave of Absence. In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

               (d) General Cessation. Except as otherwise set forth in this Plan or an Award Document, or a written agreement between the Company and a Recipient, or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient's rights thereunder, will terminate upon termination for any reason of such Recipient's employment with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

        5.12 LOCK-UP AGREEMENTS. Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.12.

        5.13 RESTRICTIONS ON COMMON STOCK AND OTHER SECURITIES. Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

        5.14 LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS. Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted any Awards with respect to more than 500,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this
Section 5.14 shall be subject to adjustment as provided in Section 3.4 or under
Article VII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

                                   ARTICLE VI
                                     AWARDS

        6.1 STOCK OPTIONS.

               (a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

               (b) Option Exercise Price. The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted. The exercise price may be

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greater than or less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant, provided that in no event may the exercise price per share be less than the par value, if any, per share of the Common Stock subject to the Stock Option, and provided further that the exercise price of Stock Options that are California Regulated Securities granted while this Plan is a California Regulated Plan, if any, may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant, or 110% of the Fair Market Value of the Common Stock as of the date of grant in the case of Stock Options granted to Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, unless and to the extent that this requirement is waived by the California Commissioner.

               (c) Option Period and Vesting. Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that
(i) Stock Options granted to any Recipient other than an officer, director or consultant of the Company or an Affiliated Entity, that are California Regulated Securities granted while this Plan is a California Regulated Plan (if any) will vest and become exercisable at the rate of at least 20% per year over five years from the date of grant, unless and to the extent that this requirement is waived by the California Commissioner, and (ii) exercise of Stock Options after termination of the Recipient's employment shall be subject to Section 5.11 and
Section 6.1(e). Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

               (d) Exercise of Stock Options. The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit B hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.9 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.9, or any applicable section of or regulation under the IRC.

               (e) Termination of Employment.

                      (i) Termination for Just Cause. Subject to Section 5.11 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, or, with respect to California Regulated Securities, as required by the California Securities Rules while this Plan is a California Regulated Plan, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

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

                      (ii) Termination Other Than for Just Cause. Subject to
        Section 5.11 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, if a Recipient's employment with the Company or any Affiliated Entity terminates for:

                             (A) any reason other than for Just Cause Dismissal,
               death, Permanent Disability or Retirement, the Recipient's Awards, whether or not vested, will expire and become unexercisable as of the earlier of: (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (B) 30 days after the date of employment termination.

                             (B) death or Permanent Disability or Retirement,
               the Recipient's unexercised Awards will, whether or not vested, expire and become unexercisable as of the earlier of: (A) the date such Awards would expire in accordance with their terms had the Recipient remained employed; and (B) six months after the date of employment termination.

               (f) Special Provisions Regarding Incentive Stock Options. Notwithstanding anything herein to the contrary,

                      (i) The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and
        (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

                      (ii) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

                      (iii) Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

        6.2 PERFORMANCE AWARDS.

               (a) Grant of Performance Award. The Administrator will determine in its discretion the performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

               (b) Payment of Award. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

        6.3 RESTRICTED STOCK.

               (a) Award of Restricted Stock. The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse, provided that the Purchase Price (if any) for Restricted Stock that constitutes California Regulated Securities granted while this Plan is a California Regulated Plan may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant or purchase, or 100% of the Fair Market Value of the Common Stock as of the date of grant to or purchase by Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, unless and to the extent that this requirement is waived by the California Commissioner.

               (b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

                      (i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

                      (ii) Certificates. The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

                      (iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

                      (iv) Other Restrictions. The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares, provided that so long as the Restricted Stock constitutes California Regulated Securities granted while this Plan is a California Regulated Plan, such other conditions shall not be inconsistent with the California Commissioner's guidelines for options granted to and shares purchases by employees, directors and consultants as set forth in the California Securities Rules Section 260.140.41 and Section 260.140.42.

               (c) Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator, except that the Company's right to repurchase shares of Restricted Stock that are California Regulated Securities granted or sold to any Recipient, other than an officer, director or consultant of the Company or an Affiliated Entity, while this Plan is a California Regulated Plan (if any) at the Purchase Price (if any) paid by the Recipient to the Company will lapse at the rate of at least 20% per year over five years from the date of grant or sale, unless and to the extent that this requirement is waived by the California Commissioner..

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

               (d) Rights of Recipient. Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

               (e) Termination of Employment. Unless the Administrator in its discretion determines otherwise, if a Recipient's employment with the Company or any Affiliated Entity terminates for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions on the date of such termination of employment will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration. Except in the case of Restricted Stock granted or sold to officers, directors, or consultants of the Company or any Affiliated Entity, in the case of shares of Restricted Stock that are California Regulated Securities granted or sold while this Plan is a California Regulated Plan, the Company must exercise its right to repurchase within 90 days of the termination of employment, and must pay the Purchase Price (if any) in cash or by cancellation of purchase money indebtedness, unless and to the extent that this requirement is waived by the California Commissioner.

        6.4 STOCK APPRECIATION RIGHTS.

               (a) Granting of Stock Appreciation Rights. The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

               (b) SARs Related to Options.

                      (i) A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

                      (ii) A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

                      (iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

               (c) SARs Unrelated to Options. The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under

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

such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

               (d) Limits. Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

               (e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

        6.5 STOCK PAYMENTS. The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

        6.6 DIVIDEND EQUIVALENTS. The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine.

        6.7 STOCK BONUSES. The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

        6.8 STOCK SALES. The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

        6.9 PHANTOM STOCK. The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

        6.10 OTHER STOCK-BASED BENEFITS. The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

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                                   ARTICLE VII
                                CHANGE IN CONTROL

        7.1 PROVISION FOR AWARDS UPON CHANGE IN CONTROL. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or
(b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.11 and Section 6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

                                  ARTICLE VIII
                                   DEFINITIONS

        Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

        "ADMINISTRATOR" means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

        "AFFILIATED ENTITY" means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common stock with the Company.

        "APPLICABLE DIVIDEND PERIOD" means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, Stock Appreciation Right, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

        "AWARD" means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

        "AWARD DOCUMENT" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

        "BOARD" means the Board of Directors of the Company.

        "CALIFORNIA COMMISSIONER" means the Commissioner of Corporations of the State of California.

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

        "CALIFORNIA REGULATED PLAN" means this Plan at any time that Awards and securities underlying Awards are California Regulated Securities and (i) the issuance of Awards and securities underlying Awards is not exempt from qualification under the California Securities Law; and (ii) the issuance of securities under the Plan is the subject of a qualification permit issued by the California Commissioner.

        "CALIFORNIA REGULATED SECURITIES" means Awards and securities underlying Awards that are subject to the California Securities Law or the California Securities Rules.

        "CALIFORNIA SECURITIES LAW" means the California Corporate Securities Law of 1968, as amended.

        "CALIFORNIA SECURITIES RULES" means the Rules of the California Commissioner adopted under the California Securities Law.

        "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occurs:

               (i) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

               (ii) At any time that the Company is an Exchange Act Registered Company, Individuals who, as of the effective date hereof, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's shareholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

               (iii) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a Reorganization of the Company with any other person, corporation or other entity, other than:

                      (A) a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

                      (B) a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

               (iv) Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

        "COMMITTEE" means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

        "COMMON STOCK" means the common stock of the Company, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

        "COMPANY" means I-Flow Corporation, a California corporation.

        "DIVIDEND EQUIVALENT" means a right granted by the Company under Section
6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

        "EFFECTIVE DATE" means May 17, 2001, which is the date this Plan was approved by the Company's stockholders.

        "ELIGIBLE PERSON" includes directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that such consultants and advisors render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising; and provided further, that Non-Employee Directors are not Eligible Persons.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "EXCHANGE ACT REGISTERED COMPANY" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

        "EXPIRATION DATE" means the tenth (10th) anniversary of the Effective Date.

        "FAIR MARKET VALUE" of a share of the Common Stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the arithmetic mean of the highest and lowest sale prices of the stock for the trading day immediately preceding such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator; provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company shall consider such factors as may be required by the California Securities Law and the California Securities Rules while this Plan is a California Regulated Plan, and may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the

Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

        "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

        "IRC" means the Internal Revenue Code of 1986, as amended.

        "JUST CAUSE DISMISSAL" means a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient's performing services for any other person or entity which competes with the Company or any Affiliated Entity while the Recipient is employed by the Company or any Affiliated Entity, without the written approval of the Chief Executive Officer of the Company; or
(vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or termination for cause or some comparable concept) of Recipient from Recipient's employment with the Company or any Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

        "NON-EMPLOYEE DIRECTOR" means any director of the Company who qualifies as a "Non-Employee Director" under Rule 16b-3 of the Exchange Act.

        "NONQUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

        "OTHER STOCK-BASED BENEFITS" means an Award granted under Section 6.10.

        "OUTSIDE DIRECTOR" means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

        "PARENT CORPORATION" means any Parent Corporation as defined in Section 424(e) of the IRC.

        "PERFORMANCE AWARD" means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of performance criteria established in connection with the grant of the Award.

        "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under an Award is not based solely on an increase in the value of shares of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as performance-based compensation under
Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal. For this purpose a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earning before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income,
(i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

        "PERMANENT DISABILITY" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three (3) consecutive months or six (6) months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

        "PERSON" means any person, entity or group, within the meaning of
Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

        "PHANTOM STOCK" means an Award granted under Section 6.9.

        "PLAN" means this 2001 Equity Incentive Plan of the Company.

        "PLAN TERM" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

        "PURCHASE PRICE" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

        "RECIPIENT" means a person who has received an Award.

        "REORGANIZATION" means any merger, consolidation or other reorganization.

        "RESTRICTED STOCK" means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

        "RETIREMENT" of a Recipient means the Recipient's resignation from the Company or any Affiliated Entity after reaching age 60 and at least five years of full-time employment by the Company or any Affiliated Entity without any circumstances that would justify a Just Cause Dismissal of the Recipient.

        "SECURITIES ACT" means the Securities Act of 1933, as amended.

        "SIGNIFICANT STOCKHOLDER" is an individual who, at the time a Stock Option or other Award is granted to such individual under this Plan, owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

        "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under Section
6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

        "STOCK BONUS" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

        "STOCK PAYMENT" means a payment in shares of the Company's Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

        "STOCK OPTION" means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

        "STOCK SALE" means a sale of Common Stock to an Eligible Person under
Section 6.8.

        "SUBSIDIARY CORPORATION" means any Subsidiary Corporation as defined in
Section 424(f) of the IRC.

                                  EXHIBIT B TO
                               I-FLOW CORPORATION
                           2001 EQUITY INCENTIVE PLAN

                               NOTICE OF EXERCISE

        I-Flow Corporation
        20202 Windrow Drive
        Lake Forest, California 92630

        RE: INCENTIVE STOCK OPTION

        Notice is hereby given that I elect to purchase the number of shares ("SHARES") set forth below pursuant to the stock option referenced below at the exercise price applicable thereto:

               Option Grant Date:           _______________

               Total Number of Shares
               Underlying Original Option:  _______________

               Number of Shares for
               which Option has been
               Previously Exercised:        _______________

               Exercise Price Per Share:    _______________

               Number of Shares Being
               Acquired With This Exercise:        _________



        A check in the amount of the aggregate price of the shares being purchased is attached.

        I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

        I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2001 Equity Incentive Plan.

                                     --------------------------------
                                     (Signature)

                                     --------------------------------
                                     (Printed Name of Optionee)

                FORM OF STOCK OPTION AWARD CONFIRMING MEMORANDUM



       I-FLOW CORPORATION       Optionee:_____________________________
                                Option Grant Date:____________________
                                Number of Shares:_____________________
                                Exercise Price Per Share:_____________
                                Type of Option:________________________
       STOCK OPTION AWARD       Plan: 2001 Equity Incentive Plan (the "PLAN")
     CONFIRMING MEMORANDUM           -----------------------------------------


Congratulations! I-Flow Corporation, a California corporation (the "COMPANY"), has elected to grant to you, the Optionee named above, an option to purchase shares of the Company's Common Stock on the terms and conditions set forth below. Terms not otherwise defined in this Confirming Memorandum will have the meanings ascribed to them in the Plan identified above.

        1. GOVERNING PLAN. Optionee has received a copy of the Plan. This Confirming Memorandum is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Confirming Memorandum, the provisions of the Plan will control.

        2. GRANT OF OPTION. Effective as of the Option Grant Date identified above, the Company has granted to the Optionee a stock option (the "OPTION") to purchase the number of shares of the Company's Common Stock identified above at the Exercise Price Per Share identified above.

        3. VESTING AND EXERCISE OF OPTION. The Option will vest and become exercisable cumulatively as follows:



            Number of Shares                         Vesting Date

     -----------------------------          -----------------------------

     -----------------------------          -----------------------------

     -----------------------------          -----------------------------

     -----------------------------          -----------------------------

        4. NO RIGHT TO CONTINUED EMPLOYMENT. This Confirming Memorandum does not confer upon Optionee any right to continue as an employee of the Company or an Affiliated Company, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Optionee's services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written Confirming Memorandum binding upon the Company or the Affiliated Entity, Optionee's employment by the Company or an Affiliated Entity is "at will."

        5. RESTRICTIONS ON OPTION GRANT. This Confirming Memorandum, the Option and shares are subject to the Plan. SALE, TRANSFER OR HYPOTHECATION OF THE OPTION REFERRED TO HEREIN AND SHARES ISSUABLE UNDER SUCH OPTION ARE RESTRICTED BY THE PLAN, ADDITIONAL COPIES OF WHICH ARE AVAILABLE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

        6. TERMINATION. The unexercised portion of the Option (whether or not vested) automatically expires and become unexercisable under certain circumstances as set forth in the Plan. In addition, the Board of Directors or Committee administering the Plan reserves the right to accelerate the vesting schedule under certain circumstances (in which case, the Board of Directors or Committee may impose whatever conditions it considers appropriate on the accelerated portion).

        7. GOVERNING LAW. This Stock Option Grant and the Option will be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

               IN WITNESS WHEREOF, the Company has executed this Stock Option Award Confirming Memorandum effective as of the Option Grant Date.

                                I-FLOW CORPORATION,
                                a California corporation



                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Its:
                                    ---------------------------------

                               I-FLOW CORPORATION
                           2001 EQUITY INCENTIVE PLAN

                         FORM OF STOCK OPTION AGREEMENT

        This Stock Option Agreement ("AGREEMENT") is made effective as of the Option Grant Date set forth below, by and between I-Flow Corporation, a California corporation ("Company"), and _________________________ ("OPTIONEE"). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the I-Flow Corporation 2001 Equity Incentive Plan ("PLAN"). The parties agree as follows:

        1. GOVERNING PLAN. Optionee has received a copy of the Plan. This Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan will control.

        2. GRANT OF OPTION. The Company hereby grants to Optionee as of the Option Grant Date identified below, a stock option (the "OPTION") to purchase the number of shares of the Company's Common Stock identified below at the exercise price per share identified below upon the following terms and conditions:



        Option Grant Date:
                                                -------------------------------
        Type of Option
        (Incentive/Nonqualified):
                                                -------------------------------
        Maximum Number of Shares of Common
        Stock Issuable Upon Exercise of the
        Option:
                                                -------------------------------
        Exercise Price Per Share:               $                     per share
                                                ----------------------
        Expiration Date:
                                                -------------------------------



        3. VESTING AND EXERCISE OF OPTION. The Option will vest and become exercisable cumulatively as follows:



                Number of Shares                         Vesting Date

         -----------------------------          -----------------------------

         -----------------------------          -----------------------------

         -----------------------------          -----------------------------

         -----------------------------          -----------------------------

        4. NO RIGHT TO CONTINUED EMPLOYMENT. This Agreement does not confer upon Optionee any right to continue as an employee of the Company or an Affiliated Company, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Optionee's services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written agreement binding upon the Company or the Affiliated Entity, Optionee's employment by the Company or an Affiliated Entity is "at will."

        5. RESTRICTIONS ON OPTION GRANT. This Confirming Memorandum, the Option and shares are subject to the Plan. SALE, TRANSFER OR HYPOTHECATION OF THE OPTION REFERRED TO HEREIN AND SHARES ISSUABLE UNDER SUCH OPTION ARE RESTRICTED BY THE PLAN, ADDITIONAL COPIES OF WHICH ARE AVAILABLE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

        6.TERMINATION. The unexercised portion of the Option (whether or not vested) automatically expires and become unexercisable under certain circumstances as set forth in the Plan. In addition, the Board of Directors or Committee administering the Plan reserves the right to accelerate the vesting schedule under certain circumstances (in which case, the Board of Directors or Committee may impose whatever conditions it considers appropriate on the accelerated portion).

        7. GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware applicable to agreements made or to be performed wholly within the State of Delaware.

        IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement effective as of the Option Grant Date.


The Company:                                      Optionee:


By:                                               By:
   -----------------------------                     ---------------------------
Name:                                                        (Signature)
     ---------------------------
Title:
      --------------------------                  ------------------------------
                                                      (Printed Name and Title)

                               I-FLOW CORPORATION




                             RESTRICTED STOCK GRANT



        I-Flow Corporation, a California corporation ("COMPANY"), has elected to grant to ____________________ ("GRANTEE") an award of restricted stock on the terms and conditions set forth below:

        1. GRANT OF RESTRICTED STOCK. The Company hereby grants to Grantee ______________ _____________________ (________) shares of the Company's common stock ("GRANTED STOCK"), subject to the terms, conditions and restrictions set forth below ("RESTRICTED STOCK GRANT"). As a condition to this grant, Grantee is required to pay to the Company $__________ for each share of the Granted Stock that Grantee acquires pursuant to this Restricted Stock Grant ("ACQUISITION CONSIDERATION"). There is no requirement that Grantee acquire all or any portion of the Granted Stock; provided, however, that Grantee may purchase no fewer than One Hundred (100) shares at any one time unless Grantee purchases all remaining shares of Granted Stock.

        2. RESTRICTIONS ON THE GRANTED STOCK. Any Granted Stock acquired by Grantee will be subject to the following restrictions:

               (a) NO TRANSFER. The shares of Granted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions set forth in Section 2(b) are removed or expire as provided in Section 2(c), and any additional requirements or restrictions contained in this Restricted Stock Grant have been satisfied, terminated or expressly waived by the Company in writing.

               (b) RESTRICTIONS. In the event Grantee's service as an employee of the Company terminates for any reason, the Company will have the right, which must be exercised not later than ninety (90) days following such termination, to buy, for cash and at the price per share that Grantee paid to the Company, all shares of Granted Stock acquired hereunder that are, at the date of such termination, still subject to the vesting restrictions imposed under this Section 2.

               (c) REMOVAL OF RESTRICTIONS. The restrictions imposed under the foregoing provisions of this Section 2 will expire and be removed, and the shares of Granted Stock acquired by Grantee under this Restricted Stock Grant will vest, in accordance with the following rules:

                      (i) The restrictions imposed under Section 2(b) above will lapse and be removed at the rate of _______________ ("VESTING SCHEDULE").

                      (ii) In the event that Grantee's employment with the
               Company is terminated for any reason before Grantee is fully vested in the Granted Stock, the restrictions imposed under
               Section 2(b) will expire and be removed if the Company does not elect to repurchase the Granted Stock within ninety (90) days of such termination.

        3. VOTING AND OTHER RIGHTS. Notwithstanding anything to the contrary in the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 2, except as otherwise provided herein, Grantee will have all of the rights of a stockholder with respect to all of the Granted Stock, Grantee purchased, including without limitation the right to vote such Granted Stock and the right to receive all dividends or other distributions with respect to such Granted Stock. In connection with the payment of such dividends or other distributions, the Company will be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee's account.

        4. EXPIRATION OF RESTRICTIONS. As soon as practicable after the lapse and removal of the restrictions applicable to all or any portion of the Granted Stock as provided in Section 2, the Company will release the certificate(s) representing such Granted Stock to Grantee, provided that (a) Grantee has paid to the Company, by cash or check, the Acquisition Consideration and an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee's account, or otherwise made arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise, and (b) Grantee has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Granted Stock will not be sold other than (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements of such Act; (ii) in compliance with all applicable state securities laws and regulations; and
(iii) in compliance with all terms and conditions of the Plan.

        5. SECTION 83(b) ELECTION. Grantee will be entitled to make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in Grantee's gross income the amount by which the fair market value of the Granted Stock Grantee acquire exceeds the Acquisition Consideration only if, prior to making any such election, Grantee
(i) notifies the Company of Grantee's intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election Form attached hereto as Exhibit A, and (b) pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee's account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

        6. MERGER, CONSOLIDATION OR REORGANIZATION. In the event of a merger, consolidation or other reorganization of the Company in which the Common Stock of the Company is exchanged for cash, securities or other property ("EXCHANGE CONSIDERATION"), Grantee will be entitled to receive a proportionate share the Exchange Consideration in exchange for the Granted Stock Grantee acquired; provided, however, that Grantee's share of the Exchange Consideration shall be subject to the vesting restrictions imposed under Section 2, unless the Board of Directors, in its discretion, accelerates the Vesting Schedule.

        7. NO RIGHT TO CONTINUED EMPLOYMENT. This Restricted Stock Grant does not confer upon Grantee any right to continue as an employee of the Company or an Affiliated Entity, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Grantee's services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written agreement binding upon the Company or the Affiliated Entity, Grantee's employment by the Company or an Affiliated Entity is "at will."

        8. NO ASSIGNMENT. Neither this Restricted Stock Grant nor any rights granted herein are assignable by Grantee.

        9. GOVERNING LAW. This Restricted Stock Grant will be governed by and construed in accordance with the laws of the State of Delaware.

        10. GOVERNING PLAN. This Restricted Stock Grant is subject in all respects to the applicable provisions of the Company's 2001 Equity Incentive Plan ("PLAN"), which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Restricted Stock Grant, the provisions of the Plan shall control. Terms not otherwise defined in this Restricted Stock Grant shall have the meanings ascribed to them in the Plan.

                             COMPANY

                             I-Flow Corporation,


                             By:
                                -----------------------------------------------
                                                 (Signature)

                             --------------------------------------------------
                                          (Printed Name and Title)



                             OPTIONEE




                             By:
                                -----------------------------------------------
                                                 (Signature)

                             --------------------------------------------------
                                          (Printed Name and Title)

                                    EXHIBIT A
                            TO RESTRICTED STOCK GRANT

                ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY
                       IN GROSS INCOME IN YEAR OF TRANSFER

                       INTERNAL REVENUE CODE SECTION 83(b)

        The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below, and supplies the following information in accordance with the regulations promulgated thereunder:

1.      NAME, ADDRESS AND TAXPAYER IDENTIFICATION NUMBER OF THE UNDERSIGNED:

        ---------------------------------

        ---------------------------------

        ---------------------------------

        Taxpayer I.D. No.:
                           --------------

2.      DESCRIPTION OF PROPERTY WITH RESPECT TO WHICH THE ELECTION IS BEING
        MADE:

        ____________ shares of Common Stock of I-Flow Corporation, a California corporation (the "Company")

3.      DATE ON WHICH PROPERTY WAS TRANSFERRED:
                                                -------------------------------

4.      TAXABLE YEAR TO WHICH THIS ELECTION RELATES:
                                                     --------------------------

5.      NATURE OF THE RESTRICTIONS TO WHICH THE PROPERTY IS SUBJECT:

        If the taxpayer's service as a ______________ of the Company terminates for any reason before the Common Stock vests, the Company will have the right to repurchase the Common Stock from the taxpayer at $_______ per share. The Common Stock vests according to the following schedule:

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        The Common Stock is non-transferable in the taxpayer's hands, by virtue of language to that effect stamped on the stock certificate.

6.      FAIR MARKET VALUE OF THE PROPERTY:

        The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions that by their terms will never lapse) of the property with respect to which this election is being made is $_________ per share.

7.      AMOUNT PAID FOR THE PROPERTY:

        The amount paid by the taxpayer for said property is $________ per share.

8.      FURNISHING STATEMENT TO EMPLOYER:

        A copy of this statement has been furnished to _______________



Date:
      --------------------         --------------------------------------------
                                   Signature


                                   --------------------------------------------
                                   Printed Name

                               I-FLOW CORPORATION
                      PROXY SOLICITED BY BOARD OF DIRECTORS

        The undersigned hereby appoints Donald M. Earhart and James J. Dal Porto, and each of them, as Proxies, each with the power to appoint such Proxy's substitute, and hereby authorizes them to represent and vote as designated below all the shares of Common Stock of I-Flow Corporation held of record by the undersigned on March 31, 2001 at the Annual Meeting of Shareholders to be held on April 16, 2000, and at any adjournments or postponements thereof. The proposals referred to below are described in the Proxy Statement for the Annual Meeting.

        Management recommends that you vote FOR all nominees for director listed below and a vote FOR Proposals 2 and 3.

1.  Election of Directors:

        FOR |_| All nominees listed below (except WITHHOLD |_| Authority to vote for all as indicated to the contrary below) nominees listed below:

        INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE THROUGH THE NOMINEE'S NAME.

     Donald M. Earhart  Dr. John H. Abeles    Dr. Henry T. Tai    Joel S. Kanter
     Jack H. Halperin   Erik H. Loudon        James J. Dal Porto

2. Proposal by the Company to change the Company's state of incorporation from California to Delaware.

        FOR  |_|              AGAINST   |_|                ABSTAIN  |_|

3. Proposal by the Company to approve the adoption of the I-Flow Corporation 2001 Equity Incentive Plan and the reservation of 750,000 shares of I-Flow Corporation Common Stock for issuance under the 2001 Equity Incentive Plan.

        FOR  |_|              AGAINST   |_|                ABSTAIN  |_|

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

        THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SEVEN DIRECTOR NOMINEES SET FORTH IN THE ACCOMPANYING PROXY STATEMENT AND FOR PROPOSALS 2 AND 3 DESCRIBED ABOVE.

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, limited liability company or other entity, please sign entity's full name by authorized person.

Signature                                                 Date:        , 2001
          -----------------------------------------            --------
Printed Name(s)
               ------------------------------------
Title (if Applicable)
                     ------------------------------